UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21507

Allspring Utilities and High Income Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: August 31

Date of reporting period: August 31, 2022

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report
August 31, 2022
Allspring
Utilities and High Income Fund (ERH)

Managed Distribution Plan
Pursuant to an exemptive order issued by the Securities and Exchange Commission (“Order”), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (“MDP”) for the Fund pursuant to which the Fund makes monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.
The Fund’s Board has adopted a managed distribution plan for the Fund at an annual minimum fixed rate of 7% based on the Fund’s average monthly NAV per share over the prior 12 months. The Fund makes distributions monthly. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Board and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.
The Fund may distribute more than its income and net realized capital gains and, therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.
With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions reported in the notice and press release are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The views expressed and any forward-looking statements are as of August 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Utilities and High Income Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Utilities and High Income Fund for the 12-month period that ended August 31, 2022. Globally, stocks and bonds experienced heightened volatility through the period. Non-U.S. securities fared the worst as the global economy faced multiple challenges. Bonds had historically poor performance during a difficult period, with major fixed income indexes all falling substantially for the 12-month period. The performance of non-U.S. investments was worsened by the strong U.S. dollar.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades, the impact of aggressive central bank rate hikes, more highly contagious COVID-19 variants, and the Russia-Ukraine war. The already-significant global supply-chain disruptions were compounded by China’s COVID-19 lockdowns.
For the 12-month period, both stocks and bonds registered significant losses, with U.S. large-cap stocks faring better overall than non-U.S. developed market equities and emerging market stocks. Fixed income securities were also deeply in the red, in a period of high inflation and sharply rising interest rates. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 11.23%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -19.52%, while the MSCI EM Index (Net) (USD),3 had weaker performance with a decline of 21.80%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4  returned -11.52%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 tumbled 22.05%, and the Bloomberg Municipal Bond Index6 declined 8.63%, and the ICE BofA U.S. High Yield Index7 fell 10.41%.
Rising inflation, COVID, and the Russian invasion of Ukraine in February drove market performance.
Global financial assets, except for commodities, began the period with a broad retreat in September 2021, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply-chain disruptions along with rising energy and food prices. Meanwhile, the Federal Reserve (Fed) indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional debt ceiling showdown, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
“ Global financial assets, except for commodities, began the period with a broad retreat in September 2021, as concerns over inflation and the interest rate outlook depressed investor confidence.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Utilities and High Income Fund

Letter to shareholders (unaudited)
Elevated inflation pressures and the global supply bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise.
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury Inflation-Protected Securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the U.S. Consumer Price Index (CPI),1 a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were adversely affected by the increased likelihood of multiple rate hikes in 2022.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)2 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
[2]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring Utilities and High Income Fund  |  3

Letter to shareholders (unaudited)
Market volatility continued in May, although stocks recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that exacerbated high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with widescale expectations of multiple rate hikes to come. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. The U.S. recorded a 3.6% unemployment rate, although labor market participation remained low. U.S. retail sales for April, released in May, indicated a fourth consecutive monthly increase, reflecting continued consumer resilience.
A historically bad year in the financial markets continued in June with stocks posting further losses en route to their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were the same factors that have been at play: rising global inflation and fears of recession as central banks increase rates to try to curb inflation, which climbed above 9% in June in the U.S. The Fed raised its short-term rate by another 0.75% in June. Meanwhile, U.S. economic data remained relatively robust as the U.S. unemployment rate held firm at 3.6% and the housing market was only marginally affected, so far, by sharply higher mortgage rates.
Markets rebounded in July, led by U.S. stocks. While evidence began to point to an economic slowdown, and possibly a recession after two consecutive quarters of negative GDP growth, the U.S. labor market remained surprisingly strong: July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices—major contributors to recent overall inflation—fell substantially from earlier highs. And while U.S. housing market data indicated a continued rise in home prices, home sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised the federal funds rate another 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to continued rate increases.
August was yet another broadly challenging month for financial markets, with more red ink flowing. Inflation persisted at historically high levels, cresting 9% in the eurozone on an annual basis and remaining above 8% in the United States despite the Fed’s earnestly aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. The hint of a silver lining in the U.S.—and a questionable one—was the continued resilience of the country’s jobs market. However, the dark edge to even that silver lining was the increased likelihood of further Fed rate hikes: The Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include: to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.

4  |  Allspring Utilities and High Income Fund

Letter to shareholders (unaudited)
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds
Notice to Shareholders
On November 12, 2021, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 10% of its outstanding shares in open market transactions during the period beginning on January 1, 2022 and ending on December 31, 2022. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

Allspring Utilities and High Income Fund  |  5

Performance highlights (unaudited)
Investment objective	The Fund seeks a high level of current income and moderate capital growth, with an emphasis on providing tax-advantaged dividend income.
Strategy summary	The Fund allocates its assets between two separate investment strategies, or sleeves. Under normal market conditions, the Fund will allocate approximately 70% of its total assets to a sleeve that places a focus on common, preferred and convertible preferred stocks of utility companies and approximately 30% of its total assets to a sleeve of U.S. dollar denominated below investment grade (high yield) debt.
Adviser	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Chris Lee , CFA®‡, Kent Newcomb, CFA®‡, Michael J. Schueller, CFA®‡, Jack Spudich, CFA®‡

Average annual total returns (%) as of August 31, 2022[1]
	1 year	5 year	10 year
Based on market value	-10.17	5.66	7.81
Based on net asset value (NAV)	4.02	6.42	8.48
ERH Blended Index[2]	4.85	7.76	9.40
ICE BofA U.S. High Yield Constrained Index[3]	-10.42	2.41	4.43
S&P 500 Utilities Index[4]	11.72	9.83	11.31
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.
The Fund’s expense ratio for the year ended August 31, 2022, was 1.25% which includes 0.32% of interest expense.
[1]	Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and at the end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.
[2]	Source: Allspring Funds Management, LLC. The ERH Blended Index is weighted 70% in the S&P 500 Utilities Index and 30% in the ICE BofA U.S. High Yield Constrained Index. Effective October 15, 2019, the ERH Blended Index changed the high yield component of the index from the ICE BofA U.S. High Yield Index with the ICE BofA U.S. High Yield Constrained Index in order to better match the Fund’s investment strategy. You cannot invest directly in an index.
[3]	The ICE BofA U.S. High Yield Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB–/Baa3, but are not in default. The ICE BofA U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.
[4]	The S&P 500 Utilities Index is a market-value-weighted index that measures the performance of all stocks within the utilities sector of the S&P 500 Index. You cannot invest directly in an index.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Utilities and High Income Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of August 31, 2022[1]
[1]	The chart compares the performance of the Fund for the most recent ten years with the ERH Blended Index, ICE BofA U.S. High Yield Constrained Index and S&P 500 Utilities Index. The chart assumes a hypothetical investment of $10,000 investment and reflects all operating expenses of the Fund.

Comparison of NAV vs. market value[1]
[1]	This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.
Risk summary
This closed-end fund is no longer available as an initial public offering and is only offered through broker-dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request. Shares of the Fund may trade at either a premium or discount relative to the Fund’s net asset value, and there can be no assurance that any discount will decrease. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Equity securities fluctuate in value in response to factors specific to the issuer of the security. Debt securities are subject to credit risk and interest rate risk, and high yield securities and unrated securities of similar credit quality have a much greater risk of default and their values tend to be more volatile than higher-rated securities with similar maturities. Funds that concentrate their investments in a single industry or sector may face increased risk of price fluctuation due to adverse developments within that industry or sector. The Fund is also subject to risks associated with any concentration of its investments in the utility sector. The Fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of net asset value and the market price of common shares. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability, and foreign currency fluctuations. Derivatives involve additional risks, including interest rate risk, credit risk, the risk of improper valuation, and the risk of noncorrelation to the relevant instruments they are designed to hedge or closely track.

Allspring Utilities and High Income Fund  |  7

Performance highlights (unaudited)
More detailed information about the Fund’s investment objective, principal investment strategies and the principal risks associated with investing in the Fund can be found on page 11.

8  |  Allspring Utilities and High Income Fund

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Overview
The Fund’s return based on market value was -10.17% for the 12-month period that ended August 31, 2022. During the same period, the Fund’s return based on net asset value (NAV) was 4.02%. Based on its market value and NAV return, the Fund underperformed the ERH Blended Index, which returned 4.85%.
Equity sleeve: A strong year for utilities
Utility stocks outperformed the S& P 500 Index by approximately 23% for the period, with a gain of 11.72%. The Fund’s equity sleeve trailed the S&P 500 Utilities Index by less than 0.5%. The broader market turned sharply lower in January on concerns that U.S. inflation rates not seen in decades would prompt the Federal Reserve (Fed) to raise interest rates, which would likely slow the economy. The managers believe utilities’ healthy fundamentals, attractive relative valuation, and defensive nature led to strong relative performance.
During the period, the Fund managers added a new position in Evergy, Inc., a regulated utility with what they believe are improving growth prospects, driven by plans to produce more power from renewable sources. They also added to CenterPoint Energy, Inc., as new management moved quickly to sell non-core assets, improve the balance sheet, and position the company for expected faster growth in its core utilities.
The Fund benefited from overweight positions in several utilities that outperformed the S&P 500 Utilities Index, including Exelon Corporation. Exelon saw its valuation improve with the spin-off of its unregulated power generation subsidiary.
Not owning Consolidated Edison, Inc., which outperformed the index, detracted from performance. Consolidated Edison operates in the State of New York, and because the managers view New York as a less desireable market from a regulatory standpoint, the Fund does not hold this issuer during the period.
High-yield sleeve: Portfolio changes were made to improve quality
We have spent much of 2022 positioning for a higher probability of recession by rotating into shorter, higher-quality bonds. We have increased the portfolio’s allocation to BB-rated bonds and decreased its allocation to CCC-rated bonds. The portfolio maintained its overweight to energy as tight supply continues to help producers generate cash, de-lever balance sheets, and improve credit ratings. We reduced our overweight to the air transportation sector and increased our overweight to the consumer and commercial finance sector.
Ten largest holdings (%) as of August 31, 2022[1]
NextEra Energy Incorporated	15.01
Dominion Energy Incorporated	5.58
Duke Energy Corporation	5.31
Sempra Energy	5.27
American Electric Power Company Incorporated	4.99
The Southern Company	4.66
Xcel Energy Incorporated	4.40
Exelon Corporation	4.01
DTE Energy Company	3.37
CMS Energy Corporation	3.34
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
The main detractors from the performance of the high-yield sleeve came from the air leasing and pharmaceutical sectors. The international air travel recovery has lagged North America’s, dampening international aircraft utilization rates. The underperformance of the pharmaceutical credit, Bausch Health, resulted from the proposed spinout of a lucrative business and a patent invalidation lawsuit that threatens its best-performing drug.
Sector allocation as of August 31, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.

Allspring Utilities and High Income Fund  |  9

Performance highlights (unaudited)
Top-performing high-yield bond contributors included debt investments in the pharmaceutical and oil and gas sectors. The investments in the pharmaceutical sector benefited from the settlement of opioid liabilities. Strong price realization and debt repayment drove the positive performance of a debt issued by an oil and gas company holding.
Leverage impact
The Fund's use of leverage had a negative impact on total return performance during this reporting period.
Credit quality as of August 31, 2022[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.
Outlook: Potential for moderate growth despite inflationary pressures
Relative to the S&P 500 Index, utilities stocks currently trade above long-term average valuation levels. Fundamentally, the managers continue to see a clear path for moderate yet consistent growth in utility stock earnings and dividends. This, combined with what the managers believe are attractive absolute dividend yields, could provide investors with solid total return potential and below-average volatility, particularly if economic growth slows in response to Fed rate hikes. Challenges to the sector include the potential for inflation to pressure customer bills. Higher bills could limit utilities’ ability to pass along capital costs to customers and limit plans for capital spending, which are currently robust. Investor rotation back into more cyclical and/or higher growth stocks could also affect utility stock performance.
With high-yield credit option-adjusted spreads (OAS) at 505 basis points (bps; 100 bps equals 1.00%), valuations are in a precarious position, with little cushion to absorb the rise in defaults that typically coincides with recession. Leading economic indicators are declining, the war in Ukraine is ongoing, and labor costs are increasing. U.S. gross domestic product growth expectations continue to decline, with the latest forecast of 1.7% for fiscal-year 2022, down from a forecast of 4% at the start of the calendar year. Inflation remains in focus with the Fed forgoing employment and growth concerns to fully focus on “restoring price stability.” Despite macroeconomic challenges, credit fundamentals remain mostly intact with adequate cash flows and few defaults, and the past year’s volatility has created opportunities for security selection.
Geographic allocation as of August 31, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.

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Objective, strategies and risks (unaudited)
Investment objective
The Fund seeks a high level of current income and moderate capital growth, with an emphasis on providing tax-advantaged dividend income. The Fund’s investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.
Principal investment strategies
The Fund allocates its assets between two separate investment strategies, or sleeves.
Equity sleeve. Under normal market conditions, the Fund allocates approximately 70% of its total assets to an investment strategy that focuses on common, preferred and convertible preferred stocks of utility companies (“equity sleeve”).  Utility companies may include, for example, companies that provide basic services such as water, sewage, and the transmission, generation and distribution of electricity and transmission and distribution of natural gas.  The Fund may invest this portion of assets in companies across all market capitalizations.
We focus on dividend-paying companies that we expect to pay and increase dividends consistently. Our process applies a rigorous analytical methodology to all of our investment decisions, which might include the following analyses of a company and its stock: cash flow analysis, debt levels, discipline of company management, relative and absolute valuation levels and dividend yield. In selecting companies, we begin with a screen of a broad universe of equity securities that looks first, but not exclusively, at dividend yield, dividend growth potential, and market capitalization. In addition, a review of company fundamentals, such as valuation, earnings growth, and financial condition, helps the portfolio managers focus on companies with dividends that appear reasonably sustainable with potential for moderate dividend growth.
We regularly review the investments of the equity sleeve and may sell a holding when there is deterioration in the underlying fundamentals of the business, dividend growth is no longer expected or there is the possibility of a dividend cut, the stock price reflects full or overvaluation, it has achieved its valuation target or we have identified a more attractive investment opportunity.
Material Changes During the Fiscal Year: There were no material changes to the equity sleeve during the fiscal year.
High Yield Bond Sleeve. Under normal market conditions, the Fund allocates approximately 30% of its total assets to an investment strategy that focuses on U.S. dollar-denominated below investment-grade bonds, debentures, and other income obligations (often called “high yield” securities or “junk bonds”). We may invest in below investment-grade debt securities of any credit quality. This portion of the Fund invests in high yield securities rated between and including B3 and Ba1 by Moody’s or B- and BB+ by S&P or, if unrated, that are deemed by us to be of comparable quality at the time of purchase. This portion of the Fund’s portfolio targets securities with a minimum rating of B to BB at the time of purchase and attempts to maintain a weighted average credit quality with respect to the high yield securities of B to BB. This portion of the Fund will not purchase high yield securities with a rating of CCC or below, although the Fund may hold such securities as a result of a downgrade in ratings subsequent to their purchase. No more than 10% of this portion of the Fund’s assets may be invested in securities that are rated CCC or below or are unrated.
Securities in the Fund’s high yield bond sleeve may be issued by domestic or foreign issuers (including foreign governments), and may include securities of emerging market issuers. The Fund may invest in non-investment-grade securities of any credit quality at the time of purchase.
For purposes of the Fund’s credit quality policies, if a security receives different ratings from nationally recognized securities rating organizations, the Fund will use the rating chosen by the portfolio managers as most representative of the security’s credit quality. The Fund’s high yield securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, contingent, deferred, payment in kind and auction rate features. The Fund’s weighted average duration range for high yield U.S. debt securities is six years or less.
The Fund’s high yield sleeve is managed following a rigorous investment process that emphasizes both quality and value. The research driven approach includes both a top-down review of macroeconomic factors and intensive, bottom-up scrutiny of individual securities. We consider both broad economic and issuer specific factors in selecting the high yield portfolio. In assessing the appropriate maturity and duration for the Fund’s high yield sleeve and the credit quality parameters and weighting objectives for each sector and industry in this portion of the Fund’s portfolio, we consider a variety of factors that are expected to influence the economic environment and the dynamics of the high yield market. These factors include fundamental economic indicators, such as interest rate trends, the rates of economic growth and inflation, the performance of equity markets, commodities prices, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once we determine the preferable portfolio characteristics, we conduct further evaluation to determine capacity and inventory levels in each targeted industry. We also identify any circumstances that may lead to improved business

Allspring Utilities and High Income Fund  |  11

Objective, strategies and risks (unaudited)
conditions, thus increasing the attractiveness of a particular industry. We select individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity, rating, sector and issuer diversification. We also employ due diligence and fundamental research to assess an issuer’s credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability.
The analysis of issuers may include, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical costs, strength of management, responsiveness to business conditions, credit standing, the company’s leverage versus industry norms and current and anticipated results of operations. While we consider as one factor in our credit analysis the ratings assigned by the rating services, we perform our own independent credit analysis of issuers.
In making decisions for the high yield sleeve, we rely on the knowledge, experience and judgment of our team who have access to a wide variety of research. We apply a strict sell discipline, which is as important as purchase criteria in determining the performance of this portion of this portfolio. We routinely meet to review profitability outlooks and discuss any deteriorating business fundamentals, as well as consider changes in equity valuations and market perceptions before selling securities.
In other than normal market conditions, when changing economic conditions and other factors cause the yield difference between lower rated and higher rated securities to narrow, the high yield bond sleeve may purchase higher rated U.S. debt instruments if we believe that the risk of loss of income and principal may be reduced substantially with only a relatively small reduction in yield.
We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.
Material Changes During the Fiscal Year: There were no material changes to the high yield sleeve during the fiscal year.
The Fund’s Overall Portfolio. We monitor the weighting of each investment strategy within the Fund’s portfolio on an ongoing basis and rebalance the Fund’s assets when we determine that such a rebalancing is necessary to align the portfolio in accordance with the investment strategies described above.  From time to time, we may make adjustments to the weighting of each investment strategy.  Such adjustments would be based on our review and consideration of the expected returns for each investment strategy and would factor in the stock, bond and money markets, interest rate and corporate earnings growth trends, and economic conditions which support changing investment opportunities.
The Fund may invest up to 25% of its total assets in foreign securities.
The investment policies of the Fund described above are non-fundamental and may be changed by the Board of Trustees of the Fund so long as shareholders are provided with at least 60 days prior written notice of any change to the extent required by the rules under the 1940 Act.
Other investment techniques and strategies
Foreign Currency Transactions.  The Fund may engage in foreign currency transactions for the purpose of hedging against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
Preferred Shares. The Fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities.
Loans. The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The Fund may invest up to 10% of its total assets in corporate loans.  The loans in which the Fund invests primarily consist of direct obligations of a borrower. The Fund may invest in a loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled

12  |  Allspring Utilities and High Income Fund

Objective, strategies and risks (unaudited)
interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the U.S. Securities and Exchange Commission.
Structured Securities. The Fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (“Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and, therefore, may result in a loss of the Fund’s investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities.
U.S. Government Securities. The Fund may invest in U.S. government securities, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. These securities may have fixed, floating or variable rate and also include mortgage-backed securities.
Other Investment Companies. The Fund may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.
Defensive and Temporary Investments. Under unusual market or economic conditions or for temporary defensive purposes, the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a nationally recognized statistical rating organization or other fixed income securities deemed by us to be consistent with a defensive posture, or may hold cash. To the extent the Fund implements defensive strategies, it may be unable to achieve its investment objective.
Derivatives. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as “derivatives.” The Fund generally seeks to use derivatives as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund’s portfolio, protect the value of the Fund’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, manage the effective maturity or duration of the Fund’s portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may invest up to 10% of its total assets in futures and options on securities and indices and in other derivatives. In addition, the Fund may enter into interest rate swap transactions with respect to the total amount the Fund is leveraged in order to hedge against adverse changes in interest rates affecting dividends payable on any preferred shares or interest payable on borrowings constituting leverage. In connection with any such swap transaction, the Fund will segregate liquid securities in the amount of its obligations under the transaction. The Fund generally does not anticipate using derivatives for non-hedging purposes, but in the event we use derivatives for non-hedging purposes, no more than 10% of the Fund’s total assets will be committed to initial margin for derivatives for such purposes.
Repurchase Agreements. The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. We review and monitor the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund’s custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk.  In the event that the counterparty to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security, the Fund may lose money, suffer delays, or incur costs arising from holding or selling the underlying security.

Allspring Utilities and High Income Fund  |  13

Objective, strategies and risks (unaudited)
Portfolio Turnover. It is the policy of the Fund not to engage in trading for short-term profits although portfolio turnover is not considered a limiting factor in the execution of investment decisions for the Fund.
Leverage. The Fund may borrow money from banks or financial institutions. Although it has no current intention to do so, the Fund also reserves the flexibility to issue preferred shares and debt securities for leveraging purposes. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of the Fund’s holdings. The Fund will not borrow or issue preferred shares if, immediately after such borrowing or issuance, total leverage for the Fund exceeds 38% of the Fund’s total assets. The Fund may also borrow through reverse repurchase agreements (up to 20% of its total assets). Reverse repurchase agreements involve the sale of a security by the Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. When the Fund leverages its assets, the fees paid to us for investment advisory and management services will be higher than if the Fund did not leverage because our fees are calculated based on the Fund’s total assets including the proceeds of the issuance of preferred shares or any other amounts representing leverage. Consequently, the Fund's investment adviser may have differing interests than the Fund in determining whether to leverage the Fund’s assets. The Board of Trustees monitors this potential conflict.
Principal risks
An investment in the Fund may lose money, is not a deposit of a bank, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks briefly summarized below.
Market Risk.  The values of, and/or the income generated by, securities held by a Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on a Fund and its investments. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.
Equity Securities Risk. The values of equity securities may experience periods of substantial price volatility and may decline significantly over short time periods. In general, the values of equity securities are more volatile than those of debt securities. Equity securities fluctuate in value and price in response to factors specific to the issuer of the security, such as management performance, financial condition, and market demand for the issuer’s products or services, as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. Different parts of a market, industry and sector may react differently to adverse issuer, market, regulatory, political, and economic developments.
Utility Securities Risk. Investments in utility sectors include the unique risks associated with decreases in the demand for utility company products and services, increased competition resulting from deregulation, and rising energy costs, among others. Such developments also could cause utility companies such as water, gas and electric companies, to reduce the dividends they pay on their stock, potentially decreasing the dividends you receive from the Fund.  Water, gas and electric companies typically borrow heavily to support continuing operations. Increases in interest rates could increase these utility companies’ borrowing costs, which could adversely impact their financial results and stock price, and ultimately the value of and total return on your Fund shares.
Industry Concentration Risk. A fund that concentrates its investments in an industry or group of industries is more vulnerable to adverse market, economic, regulatory, political or other developments affecting such industry or group of industries than a fund that invests its assets more broadly.
Debt Securities Risk. Debt securities are subject to credit risk and interest rate risk. Credit risk is the possibility that the issuer or guarantor of a debt security may be unable, or perceived to be unable, to pay interest or repay principal when they become due. In these instances, the value of an investment could decline and the Fund could lose money. Credit risk increases as an issuer’s credit quality or financial strength declines. Interest rate risk is the possibility that interest rates will change over time. When interest rates rise, the value of debt securities tends to fall. The longer the terms of the debt securities held by a Fund, the more the Fund is subject to this risk. If interest rates decline, interest that the Fund is able to earn on its investments in debt securities may also decline, which could cause the Fund to reduce the dividends it pays to shareholders, but the value of those securities may increase. Very low or negative interest rates may magnify interest rate risk.

14  |  Allspring Utilities and High Income Fund

Objective, strategies and risks (unaudited)
High Yield Securities Risk. High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and their values tend to be more volatile than higher-rated securities with similar maturities. Additionally, these securities tend to be less liquid and more difficult to value than higher-rated securities.
Leverage Risk.  Leverage creates risks which may adversely affect the return for the holders of common shares, including (i) the likelihood of greater volatility of net asset value and the market price of common shares or fluctuations in the dividend paid to the Fund; (ii) fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt; (iii) increased operating costs, which may reduce the Fund’s total return; and (iv) the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund’s obligations under such borrowing remain fixed.  To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used.  Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced or potentially eliminated.
Anti-takeover Provisions Risk. The Fund’s Agreement and Declaration of Trust and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees.  Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and supermajority voting requirements for open-ending the Fund or a merger, liquidation, asset sale or similar transactions.
Closed-end Fund Risk.  Closed-end funds involve investment risks different from those associated with other investment companies. Shares of closed-end funds frequently trade at either a premium or discount relative to their net asset value (“NAV”).  There can be no assurance that the discount will decrease.  It is possible that a market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities held by the Fund, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that the Fund’s shares will trade at a premium, will continue to trade at a premium or that the premium will not decrease over time. The Fund’s shares are designed primarily for long-term investors, and the Fund should not be viewed as a vehicle for short-term trading purposes.
Convertible Securities Risk.  A convertible security has characteristics of both equity and debt securities and, as a result, is exposed to risks that are typically associated with both types of securities.  The market value of a convertible security tends to decline as interest rates increase but also tends to reflect changes in the market price of the common stock of the issuing company. A convertible security is also exposed to the risk that an issuer is unable to meet its obligation to make dividend or interest and principal payments when due as a result of changing financial or market conditions. In the event of a liquidation of the issuer, holders of a convertible security would generally be paid only after holders of any senior debt obligations. A Fund may be forced to convert a convertible security before it would otherwise choose to do so, which may decrease the Fund's return.
Derivatives Risk.  The use of derivatives, such as futures, options and swap agreements, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the derivatives’ underlying assets, indexes or rates and the derivatives themselves, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or mitigate) the risk of a position or security held by the Fund. The success of a derivative strategy will be affected by the portfolio manager’s ability to assess and predict market or economic developments and their impact on the derivatives’ underlying assets, indexes or rates and the derivatives themselves. Certain derivative instruments may become illiquid and, as a result, may be difficult to sell when the portfolio manager believes it would be appropriate to do so. Certain derivatives create leverage, which can magnify the impact of a decline in the value of their underlying assets, indexes or rates and increase the volatility of the Fund’s net asset value.  Certain derivatives (e.g., over-the-counter swaps) are also subject to the risk that the counterparty to the derivative contract will be unwilling or unable to fulfill its contractual obligations, which may cause a Fund to lose money, suffer delays or incur costs arising from holding or selling an underlying asset.  Changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.
Foreign Currency Risk.  The Fund may invest in non-dollar-denominated investments. The Fund may be limited in its ability to hedge the value of its non-dollar denominated investments against currency fluctuations. As a result, a decline in the value of

Allspring Utilities and High Income Fund  |  15

Objective, strategies and risks (unaudited)
currencies in which the Fund’s investments are denominated against the dollar will result in a corresponding decline in the dollar value of the Fund’s assets. These declines will in turn affect the Fund’s income and net asset value.
Foreign Investment Risk.  Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.  Foreign investments may involve exposure to changes in foreign currency exchange rates. Such changes may reduce the U.S. dollar value of the investments. Foreign investments may be subject to additional risks such as potentially higher withholding and other taxes, and may also be subject to greater trade settlement, custodial, and other operational risks than domestic investments. Certain foreign markets may also be characterized by less stringent investor protection and disclosure standards.
Growth/Value Investment Risk. Securities that exhibit growth or value characteristics tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, a Fund's performance may at times be worse than the performance of other mutual funds that invest more broadly or in securities of a different investment style.
Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in the Fund represents an indirect investment in the securities owned by the Fund. The value of these securities may increase or decrease, at times rapidly and unexpectedly. Your investment in the Fund may at any point in the future be worth less than your original investment even after taking into account the reinvestment of dividends and distributions.
Issuer Risk.  The value of corporate income-producing securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Loans Risk. Loans may be unrated, less liquid and more difficult to value than traditional debt securities. Loans may be made to finance highly leveraged corporate operations or acquisitions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in financial, economic or market conditions. Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such loans in secondary markets. As a result, a Fund may be unable to sell loans at a desired time or price. If the Fund acquires only an assignment or a participation in a loan made by a third party, the Fund may not be able to control amendments, waivers or the exercise of any remedies that a lender would have under a direct loan and may assume liability as a lender.
Market Capitalization Risk.  The Fund may invest the portion of its assets invested in utility securities in securities of companies of all market capitalizations. Stocks fall into three broad market capitalization categories—large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups or greater dependence on a few key employees, and a more limited trading market for their stocks as compared to larger capitalization companies. As a result, stocks of small and medium capitalization companies may decline significantly in market downturns or their value may fluctuate more sharply than other securities.
Market Price of Shares Risk. Whether investors will realize a gain or loss upon the sale of the Fund’s common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund’s net asset value. Because the market value of the Fund’s shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value, or below or above the initial offering price for the shares.
Preferred Stock Risk. The Fund may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. The rights of preferred stock on distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

16  |  Allspring Utilities and High Income Fund

Portfolio of investments—August 31, 2022

	Shares	Value
Common stocks: 86.33%
Communication services: 0.08%
Diversified telecommunication services: 0.08%
Intelsat SA ‡†	3,909	$ 101,634
Energy: 0.14%
Energy equipment & services: 0.08%
Bristow Group Incorporated †	3,368	97,706
Oil, gas & consumable fuels: 0.06%
Denbury Incorporated †	746	66,342
Financials: 0.17%
Mortgage REITs: 0.17%
Blackstone Mortgage Trust Incorporated Class A	2,257	65,408
Ladder Capital Corporation	6,254	69,169
Starwood Property Trust Incorporated	2,796	64,112
		198,689
Utilities: 85.94%
Electric utilities: 49.94%
Alliant Energy Corporation	29,270	1,786,641
American Electric Power Company Incorporated	59,781	5,990,056
Constellation Energy Corporation	29,898	2,439,378
Duke Energy Corporation	59,709	6,383,489
Entergy Corporation	22,292	2,570,268
Evergy Incorporated	29,385	2,013,754
Eversource Energy	29,400	2,636,886
Exelon Corporation	109,843	4,823,206
FirstEnergy Corporation	61,615	2,436,873
NextEra Energy Incorporated	212,045	18,036,548
The Southern Company	72,666	5,600,369
Xcel Energy Incorporated	71,281	5,292,614
		60,010,082
Gas utilities: 3.87%
Atmos Energy Corporation	29,092	3,298,451
ONE Gas Incorporated	17,268	1,351,566
		4,650,017
Multi-utilities: 29.64%
Ameren Corporation	38,992	3,611,439
CenterPoint Energy Incorporated	114,071	3,596,659
CMS Energy Corporation	59,487	4,017,752
Dominion Energy Incorporated	81,959	6,704,246
DTE Energy Company	31,112	4,055,138
Public Service Enterprise Group Incorporated	55,246	3,555,633
Sempra Energy	38,379	6,331,384
WEC Energy Group Incorporated	36,310	3,745,013
		35,617,264
The accompanying notes are an integral part of these financial statements.

Allspring Utilities and High Income Fund  |  17

Portfolio of investments—August 31, 2022

	Shares	Value
Water utilities: 2.49%
American Water Works Company Incorporated	20,113	$ 2,985,775
Total Common stocks (Cost $81,253,879)		103,727,509

	Interest rate	Maturity date	Principal
Corporate bonds and notes: 30.17%
Communication services: 4.83%
Diversified telecommunication services: 0.30%
Cablevision Lightpath LLC 144A	3.88%	9-15-2027	$ 30,000	26,182
Cablevision Lightpath LLC 144A	5.63	9-15-2028	105,000	85,556
Level 3 Financing Incorporated 144A	3.63	1-15-2029	155,000	124,405
Level 3 Financing Incorporated 144A	4.25	7-1-2028	100,000	83,125
Level 3 Financing Incorporated 144A	4.63	9-15-2027	50,000	44,171
				363,439
Entertainment: 0.42%
Live Nation Entertainment Incorporated 144A	3.75	1-15-2028	260,000	227,557
Live Nation Entertainment Incorporated 144A	5.63	3-15-2026	48,000	46,320
Live Nation Entertainment Incorporated 144A	6.50	5-15-2027	225,000	224,634
				498,511
Media: 4.11%
CCO Holdings LLC 144A	4.25	1-15-2034	125,000	95,170
CCO Holdings LLC 144A	4.50	8-15-2030	320,000	269,112
CCO Holdings LLC	4.50	5-1-2032	50,000	40,574
CCO Holdings LLC 144A	5.00	2-1-2028	25,000	22,846
CCO Holdings LLC 144A	5.13	5-1-2027	250,000	237,299
CCO Holdings LLC 144A	5.50	5-1-2026	2,000	1,980
Cinemark USA Incorporated 144A	5.25	7-15-2028	235,000	190,366
Cinemark USA Incorporated 144A	5.88	3-15-2026	65,000	57,668
Cinemark USA Incorporated 144A	8.75	5-1-2025	110,000	112,821
Clear Channel Outdoor Holdings 144A	7.50	6-1-2029	270,000	217,073
CSC Holdings LLC 144A	4.63	12-1-2030	200,000	143,000
CSC Holdings LLC 144A	5.75	1-15-2030	150,000	116,166
CSC Holdings LLC 144A	6.50	2-1-2029	200,000	184,047
DIRECTV Financing LLC 144A	5.88	8-15-2027	145,000	132,675
DISH DBS Corporation 144A	5.75	12-1-2028	185,000	142,055
Gray Escrow II Incorporated 144A	5.38	11-15-2031	425,000	359,202
Gray Television Incorporated 144A	4.75	10-15-2030	250,000	206,000
Lamar Media Corporation	4.88	1-15-2029	130,000	120,701
Lamar Media Corporation	4.00	2-15-2030	80,000	69,650
Match Group Holdings II LLC 144A	5.63	2-15-2029	225,000	210,129
Nexstar Broadcasting Incorporated 144A	4.75	11-1-2028	125,000	113,125
Nexstar Broadcasting Incorporated 144A	5.63	7-15-2027	125,000	119,022
Outfront Media Capital Corporation 144A	4.63	3-15-2030	150,000	125,144
Outfront Media Capital Corporation 144A	5.00	8-15-2027	85,000	77,797
QVC Incorporated	4.38	9-1-2028	200,000	151,783
QVC Incorporated	4.75	2-15-2027	345,000	284,946
QVC Incorporated	5.95	3-15-2043	95,000	65,627
Salem Media Group Incorporated 144A	6.75	6-1-2024	170,000	164,900
Scripps Escrow II Incorporated 144A	3.88	1-15-2029	35,000	29,675
Scripps Escrow II Incorporated 144A	5.38	1-15-2031	425,000	351,688
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Utilities and High Income Fund

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Media (continued)
Scripps Escrow II Incorporated 144A	5.88%	7-15-2027	$ 50,000	$ 45,249
Townsquare Media Incorporated 144A	6.88	2-1-2026	510,000	477,146
				4,934,636
Consumer discretionary: 4.17%
Auto components: 0.47%
Allison Transmission Incorporated 144A	5.88	6-1-2029	170,000	159,813
Clarios Global LP 144A	6.25	5-15-2026	144,000	142,400
Cooper Tire & Rubber Company	7.63	3-15-2027	257,000	260,534
				562,747
Automobiles: 0.11%
Ford Motor Company	3.25	2-12-2032	175,000	136,691
Diversified consumer services: 0.12%
Service Corporation International	7.50	4-1-2027	140,000	146,825
Hotels, restaurants & leisure: 2.08%
Carnival Corporation 144A	4.00	8-1-2028	150,000	125,061
Carnival Corporation 144A	6.00	5-1-2029	120,000	90,978
Carnival Corporation 144A	7.63	3-1-2026	203,000	172,824
Carnival Corporation 144A	9.88	8-1-2027	100,000	100,375
Carnival Corporation 144A	10.50	2-1-2026	60,000	61,800
CCM Merger Incorporated 144A	6.38	5-1-2026	555,000	521,571
Cedar Fair LP 144A	5.50	5-1-2025	80,000	78,472
Churchill Downs Incorporated 144A	4.75	1-15-2028	130,000	118,255
Hilton Domestic Operating Company Incorporated 144A	5.38	5-1-2025	110,000	109,049
NCL Corporation Limited 144A	5.88	3-15-2026	265,000	214,291
NCL Corporation Limited 144A	5.88	2-15-2027	170,000	154,075
NCL Corporation Limited 144A	7.75	2-15-2029	110,000	89,330
Royal Caribbean Cruises Limited 144A	5.38	7-15-2027	25,000	19,341
Royal Caribbean Cruises Limited 144A	5.50	8-31-2026	95,000	75,937
Royal Caribbean Cruises Limited 144A	5.50	4-1-2028	150,000	113,250
Royal Caribbean Cruises Limited 144A	9.13	6-15-2023	95,000	95,770
Royal Caribbean Cruises Limited 144A	10.88	6-1-2023	100,000	101,813
Royal Caribbean Cruises Limited 144A	11.63	8-15-2027	155,000	151,925
Six Flags Entertainment Company 144A	5.50	4-15-2027	50,000	45,850
Six Flags Entertainment Company 144A	7.00	7-1-2025	55,000	55,587
				2,495,554
Household durables: 0.09%
Allied Universal Holdco LLC 144A	6.63	7-15-2026	115,000	107,673
Multiline retail: 0.35%
LSF9 Atlantis Holdings LLC 144A	7.75	2-15-2026	200,000	185,001
Macy's Retail Holdings LLC 144A	5.88	4-1-2029	245,000	212,048
Macy's Retail Holdings LLC 144A	6.13	3-15-2032	30,000	24,912
				421,961
Specialty retail: 0.75%
GAP Incorporated 144A	3.88	10-1-2031	255,000	176,846
Group 1 Automotive Incorporated 144A	4.00	8-15-2028	145,000	123,885
Lithia Motors Incorporated 144A	3.88	6-1-2029	80,000	67,521
Michaels Companies Incorporated 144A	7.88	5-1-2029	145,000	96,425
The accompanying notes are an integral part of these financial statements.

Allspring Utilities and High Income Fund  |  19

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Specialty retail (continued)
NMG Holding Company Incorporated 144A	7.13%	4-1-2026	$ 200,000	$ 187,114
Rent-A-Center Incorporated 144A	6.38	2-15-2029	295,000	249,181
				900,972
Textiles, apparel & luxury goods: 0.20%
G-III Apparel Group Limited 144A	7.88	8-15-2025	240,000	236,815
Consumer staples: 0.20%
Food products: 0.20%
CHS Incorporated 144A	5.25	5-15-2030	145,000	109,842
CHS Incorporated 144A	6.00	1-15-2029	10,000	8,208
CHS Incorporated 144A	6.88	4-15-2029	185,000	115,625
				233,675
Energy: 5.95%
Energy equipment & services: 1.27%
Bristow Group Incorporated 144A	6.88	3-1-2028	375,000	347,813
Hilcorp Energy Company 144A	5.75	2-1-2029	55,000	50,066
Hilcorp Energy Company 144A	6.00	4-15-2030	30,000	27,619
Hilcorp Energy Company 144A	6.00	2-1-2031	55,000	49,727
Hilcorp Energy Company 144A	6.25	11-1-2028	75,000	70,871
Hilcorp Energy Company 144A	6.25	4-15-2032	30,000	26,890
Oceaneering International Incorporated	4.65	11-15-2024	80,000	74,634
Oceaneering International Incorporated	6.00	2-1-2028	225,000	192,095
Pattern Energy Operations LP 144A	4.50	8-15-2028	500,000	450,523
USA Compression Partners LP	6.88	4-1-2026	150,000	140,678
USA Compression Partners LP	6.88	9-1-2027	100,000	92,444
				1,523,360
Oil, gas & consumable fuels: 4.68%
Aethon United 144A	8.25	2-15-2026	430,000	429,819
Antero Resources Corporation 144A	5.38	3-1-2030	65,000	61,182
Archrock Partners LP 144A	6.25	4-1-2028	135,000	122,850
Archrock Partners LP 144A	6.88	4-1-2027	125,000	117,188
Buckeye Partners LP 144A	4.50	3-1-2028	25,000	22,134
Buckeye Partners LP	5.85	11-15-2043	150,000	114,448
Cheniere Energy Partners LP	4.50	10-1-2029	75,000	69,062
CQP Holdco LP 144A	5.50	6-15-2031	295,000	260,919
DT Midstream Incorporated 144A	4.13	6-15-2029	85,000	74,628
DT Midstream Incorporated 144A	4.38	6-15-2031	180,000	153,900
Encino Acquisition Partners Company 144A	8.50	5-1-2028	355,000	337,977
EnLink Midstream Partners LP	5.05	4-1-2045	210,000	151,293
EnLink Midstream Partners LP	5.38	6-1-2029	297,000	277,695
EnLink Midstream Partners LP	5.45	6-1-2047	105,000	80,194
EnLink Midstream Partners LP	5.60	4-1-2044	75,000	58,772
EnLink Midstream Partners LP 144A	5.63	1-15-2028	35,000	33,623
EnLink Midstream Partners LP 144A	6.50	9-1-2030	155,000	154,225
Enviva Partners LP 144A	6.50	1-15-2026	600,000	582,810
EQM Midstream Partners 144A	7.50	6-1-2027	5,000	4,944
EQM Midstream Partners 144A	7.50	6-1-2030	120,000	119,137
Harvest Midstream LP 144A	7.50	9-1-2028	145,000	137,190
Hess Midstream Operation Company 144A	5.50	10-15-2030	30,000	27,315
Kinetik Holdings LP Company 144A	5.88	6-15-2030	120,000	114,157
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Utilities and High Income Fund

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Oil, gas & consumable fuels (continued)
Murphy Oil Corporation	5.75%	8-15-2025	$ 15,000	$ 14,857
Murphy Oil Corporation	5.88	12-1-2027	25,000	24,310
Murphy Oil Corporation	6.13	12-1-2042	75,000	58,683
Murphy Oil Corporation	6.38	7-15-2028	135,000	132,943
Nabors Industries Limited 144A	7.38	5-15-2027	180,000	173,700
New Fortress Energy Incorporated 144A	6.50	9-30-2026	305,000	288,942
Occidental Petroleum Corporation	6.45	9-15-2036	525,000	561,062
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	180,000	149,816
Southwestern Energy Company	4.75	2-1-2032	130,000	115,877
Southwestern Energy Company	7.75	10-1-2027	41,000	42,486
Southwestern Energy Company	8.38	9-15-2028	110,000	115,713
Tallgrass Energy Partners LP 144A	6.00	12-31-2030	125,000	109,408
Tallgrass Energy Partners LP 144A	6.00	9-1-2031	125,000	109,375
Venture Global LNG Incorporated 144A	3.88	11-1-2033	35,000	29,079
Western Midstream Operating LP	5.30	3-1-2048	225,000	197,838
				5,629,551
Financials: 4.91%
Capital markets: 0.27%
MSCI Incorporated 144A	4.00	11-15-2029	120,000	106,813
Oppenheimer Holdings Incorporated	5.50	10-1-2025	225,000	224,021
				330,834
Consumer finance: 2.25%
FirstCash Incorporated 144A	4.63	9-1-2028	80,000	69,269
FirstCash Incorporated 144A	5.63	1-1-2030	145,000	129,775
Ford Motor Credit Company LLC	4.39	1-8-2026	400,000	376,592
Ford Motor Credit Company LLC	5.11	5-3-2029	535,000	494,434
LFS TopCo LLC 144A	5.88	10-15-2026	120,000	97,696
Navient Corporation	5.00	3-15-2027	195,000	166,943
Navient Corporation	5.50	3-15-2029	185,000	149,857
Navient Corporation	5.63	8-1-2033	125,000	93,375
Navient Corporation	5.88	10-25-2024	225,000	216,044
OneMain Finance Corporation	5.38	11-15-2029	75,000	62,116
OneMain Finance Corporation	6.13	3-15-2024	50,000	48,820
OneMain Finance Corporation	7.13	3-15-2026	125,000	116,436
PECF USS Intermediate Holding III Corporation 144A	8.00	11-15-2029	160,000	133,625
PRA Group Incorporated 144A	5.00	10-1-2029	320,000	275,718
Rocket Mortgage LLC 144A	2.88	10-15-2026	190,000	159,600
Rocket Mortgage LLC 144A	4.00	10-15-2033	155,000	115,492
				2,705,792
Diversified financial services: 0.47%
Hat Holdings LLC 144A	3.38	6-15-2026	120,000	104,135
Hat Holdings LLC 144A	6.00	4-15-2025	125,000	121,118
LPL Holdings Incorporated 144A	4.38	5-15-2031	210,000	184,811
United Wholesale Mortgage LLC 144A	5.50	11-15-2025	170,000	150,025
				560,089
Insurance: 0.79%
Amwins Group Incorporated 144A	4.88	6-30-2029	210,000	182,706
AssuredPartners Incorporated 144A	5.63	1-15-2029	135,000	112,213
Broadstreet Partners Incorporated 144A	5.88	4-15-2029	345,000	284,482
The accompanying notes are an integral part of these financial statements.

Allspring Utilities and High Income Fund  |  21

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Insurance (continued)
HUB International Limited 144A	5.63%	12-1-2029	$ 65,000	$ 56,852
HUB International Limited 144A	7.00	5-1-2026	55,000	53,887
Ryan Specialty Group LLC 144A	4.38	2-1-2030	165,000	148,706
Tri Pointe Homes	5.88	6-15-2024	110,000	108,577
				947,423
Mortgage REITs: 0.30%
Blackstone Mortgage Trust Incorporated 144A	3.75	1-15-2027	125,000	108,769
Starwood Property Trust Incorporated 144A	4.38	1-15-2027	185,000	164,650
Starwood Property Trust Incorporated	4.75	3-15-2025	90,000	85,698
				359,117
Thrifts & mortgage finance: 0.83%
Enact Holdings Incorporated 144A	6.50	8-15-2025	460,000	439,300
Ladder Capital Finance Holdings LP 144A	4.25	2-1-2027	50,000	43,738
Ladder Capital Finance Holdings LP 144A	4.75	6-15-2029	220,000	186,417
Ladder Capital Finance Holdings LP 144A	5.25	10-1-2025	195,000	189,688
United Wholesale Mortgage LLC 144A	5.50	4-15-2029	180,000	140,026
				999,169
Health care: 1.06%
Health care providers & services: 0.87%
180 Medical Incorporated 144A	3.88	10-15-2029	200,000	174,104
Air Methods Corporation 144A	8.00	5-15-2025	110,000	61,355
Davita Incorporated 144A	4.63	6-1-2030	370,000	297,865
Encompass Health Corporation	5.75	9-15-2025	75,000	74,301
Pediatrix Medical Group 144A	5.38	2-15-2030	110,000	93,772
Select Medical Corporation 144A	6.25	8-15-2026	255,000	243,948
Tenet Healthcare Corporation 144A	4.88	1-1-2026	100,000	95,000
				1,040,345
Health care technology: 0.16%
IQVIA Incorporated 144A	5.00	10-15-2026	200,000	193,752
Life sciences tools & services: 0.03%
Charles River Laboratories Incorporated 144A	4.00	3-15-2031	50,000	42,438
Industrials: 3.83%
Aerospace & defense: 0.78%
Spirit AeroSystems Holdings Incorporated 144A	5.50	1-15-2025	335,000	328,005
Spirit AeroSystems Holdings Incorporated 144A	7.50	4-15-2025	157,000	153,532
TransDigm Group Incorporated 144A	6.25	3-15-2026	145,000	142,463
TransDigm Group Incorporated	6.38	6-15-2026	75,000	72,000
TransDigm Group Incorporated	7.50	3-15-2027	245,000	238,875
				934,875
Airlines: 0.66%
American Airlines Group Incorporated 144A	5.75	4-20-2029	90,000	81,247
Hawaiian Airlines Incorporated	3.90	7-15-2027	147,316	124,046
Hawaiian Brand Intellectual Property Limited 144A	5.75	1-20-2026	375,000	342,294
Spirit Loyalty Cayman Limited 144A	8.00	9-20-2025	245,000	248,839
				796,426
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Utilities and High Income Fund

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Commercial services & supplies: 0.69%
Allied Universal Holdco LLC 144A	6.00%	6-1-2029	$ 385,000	$ 285,745
Aramark Services Incorporated 144A	6.38	5-1-2025	130,000	128,863
CoreCivic Incorporated	8.25	4-15-2026	420,000	415,208
				829,816
Electrical equipment: 0.12%
Sensata Technologies BV 144A	5.88	9-1-2030	155,000	151,509
Electronic equipment, instruments & components: 0.20%
Wesco Distribution Incorporated 144A	7.13	6-15-2025	245,000	245,044
Machinery: 0.61%
Stevens Holding Company Incorporated 144A	6.13	10-1-2026	165,000	163,763
TK Elevator US Newco Incorporated 144A	5.25	7-15-2027	335,000	304,850
Werner FinCo LP 144A	8.75	7-15-2025	295,000	259,753
				728,366
Road & rail: 0.46%
Uber Technologies Incorporated 144A	4.50	8-15-2029	300,000	260,438
Uber Technologies Incorporated 144A	8.00	11-1-2026	285,000	287,928
				548,366
Trading companies & distributors: 0.31%
Fortress Transportation & Infrastructure Investors LLC 144A	5.50	5-1-2028	150,000	127,631
Fortress Transportation & Infrastructure Investors LLC 144A	6.50	10-1-2025	214,000	199,375
Fortress Transportation & Infrastructure Investors LLC 144A	9.75	8-1-2027	43,000	43,104
				370,110
Information technology: 1.72%
Communications equipment: 0.16%
Ciena Corporation 144A	4.00	1-31-2030	80,000	69,100
CommScope Technologies LLC 144A	4.75	9-1-2029	60,000	51,057
CommScope Technologies LLC 144A	5.00	3-15-2027	85,000	67,083
				187,240
IT services: 0.48%
Sabre GLBL Incorporated 144A	7.38	9-1-2025	40,000	37,896
Sabre GLBL Incorporated 144A	9.25	4-15-2025	550,000	541,910
				579,806
Semiconductors & semiconductor equipment: 0.06%
QORVO Incorporated 144A	3.38	4-1-2031	90,000	72,054
Software: 1.02%
Fair Isaac Corporation 144A	5.25	5-15-2026	220,000	212,826
MPH Acquisition Holdings LLC 144A	5.50	9-1-2028	125,000	106,563
MPH Acquisition Holdings LLC 144A	5.75	11-1-2028	340,000	269,960
NCR Corporation 144A	5.13	4-15-2029	40,000	37,351
NCR Corporation 144A	6.13	9-1-2029	200,000	190,708
NortonLifeLock Incorporated 144A	5.00	4-15-2025	225,000	222,075
SS&C Technologies Incorporated 144A	5.50	9-30-2027	200,000	189,510
				1,228,993
The accompanying notes are an integral part of these financial statements.

Allspring Utilities and High Income Fund  |  23

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Materials: 1.37%
Chemicals: 0.50%
Avient Corporation 144A	7.13%	8-1-2030	$ 60,000	$ 59,245
Celanese US Holding LLC	6.05	3-15-2025	230,000	230,585
Chemours Company 144A	4.63	11-15-2029	185,000	152,625
Olympus Water US Holding Corporation 144A	4.25	10-1-2028	200,000	162,600
				605,055
Containers & packaging: 0.70%
Ball Corporation	2.88	8-15-2030	140,000	113,550
Berry Global Incorporated 144A	5.63	7-15-2027	270,000	263,655
Clydesdale Acquisition Holdings Incorporated 144A	8.75	4-15-2030	135,000	117,387
Crown Cork & Seal Company Incorporated	7.38	12-15-2026	165,000	172,425
Sealed Air Corporation 144A	5.00	4-15-2029	85,000	80,750
Sealed Air Corporation 144A	5.13	12-1-2024	100,000	99,000
				846,767
Metals & mining: 0.15%
Arches Buyer Incorporated 144A	4.25	6-1-2028	125,000	100,625
Cleveland-Cliffs Incorporated	5.88	6-1-2027	80,000	76,600
				177,225
Paper & forest products: 0.02%
Clearwater Paper Corporation 144A	4.75	8-15-2028	20,000	17,882
Real estate: 0.78%
Equity REITs: 0.78%
Iron Mountain Incorporated 144A	4.50	2-15-2031	250,000	207,680
Iron Mountain Incorporated 144A	5.25	7-15-2030	315,000	278,775
Service Properties Trust Company	3.95	1-15-2028	130,000	96,795
Service Properties Trust Company	4.38	2-15-2030	100,000	73,305
Service Properties Trust Company	4.75	10-1-2026	100,000	81,305
Service Properties Trust Company	4.95	2-15-2027	150,000	121,479
Service Properties Trust Company	5.25	2-15-2026	75,000	63,830
Service Properties Trust Company	7.50	9-15-2025	15,000	14,395
				937,564
Utilities: 1.35%
Electric utilities: 0.40%
NextEra Energy Operating Partners LP 144A	4.25	9-15-2024	2,000	1,950
NextEra Energy Operating Partners LP 144A	4.50	9-15-2027	200,000	185,000
PG&E Corporation	5.00	7-1-2028	25,000	22,199
PG&E Corporation	5.25	7-1-2030	315,000	272,318
				481,467
Independent power & renewable electricity producers: 0.95%
NSG Holdings LLC 144A	7.75	12-15-2025	202,208	195,636
TerraForm Power Operating LLC 144A	4.75	1-15-2030	175,000	154,937
TerraForm Power Operating LLC 144A	5.00	1-31-2028	525,000	481,199
The accompanying notes are an integral part of these financial statements.

24  |  Allspring Utilities and High Income Fund

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Independent power & renewable electricity producers (continued)
Vistra Operations Company LLC 144A	4.38%	5-1-2029	$ 110,000	$ 95,898
Vistra Operations Company LLC 144A	5.63	2-15-2027	225,000	216,563
				1,144,233
Total Corporate bonds and notes (Cost $39,461,258)				36,254,167
Loans: 2.17%
Communication services: 0.18%
Media: 0.18%
Clear Channel Outdoor Holdings (1 Month LIBOR +3.50%) <±	5.94	8-21-2026	90,000	83,163
Hubbard Radio LLC (3 Month LIBOR +4.25%) ±	6.78	3-28-2025	140,155	132,212
				215,375
Consumer discretionary: 0.11%
Hotels, restaurants & leisure: 0.07%
Dave & Buster's Incorporated (U.S. SOFR 1 Month +5.00%) <±	7.46	6-29-2029	85,000	82,946
Multiline retail: 0.04%
LSF9 Atlantis Holdings LLC (U.S. SOFR 1 Month +7.25%) ‡±	9.30	3-31-2029	55,000	53,488
Energy: 0.17%
Oil, gas & consumable fuels: 0.17%
GIP II Blue Holdings LP (1 Month LIBOR +4.50%) ±	6.75	9-29-2028	124,687	123,284
M6 ETX Holdings II MidCo LLC (U.S. SOFR 1 Month +4.50%) <±	7.12	8-10-2029	85,000	83,672
				206,956
Financials: 0.68%
Diversified financial services: 0.48%
Intelsat Jackson Holdings SA (U.S. SOFR 1 Month +4.50%) <±	7.44	2-1-2029	238,675	225,746
Resolute Investment Managers Incorporated (1 Month LIBOR +4.25%) ‡±	6.50	4-30-2024	93,790	85,349
Resolute Investment Managers Incorporated (1 Month LIBOR +8.00%) ‡±	10.81	4-30-2025	105,857	97,653
Russell Investments US Institutional Holdco Incorporated (1 Month LIBOR +3.50%) ±	5.00	5-30-2025	173,532	163,880
				572,628
Insurance: 0.09%
Asurion LLC (3 Month LIBOR +2.00%) <±	5.36	11-3-2023	26,132	24,347
Asurion LLC (1 Month LIBOR +5.25%) ±	7.77	1-31-2028	105,000	89,775
				114,122
Mortgage REITs: 0.11%
Claros Mortgage Trust Incorporated (U.S. SOFR 1 Month +4.50%) ‡±	6.89	8-9-2026	134,325	130,631
The accompanying notes are an integral part of these financial statements.

Allspring Utilities and High Income Fund  |  25

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Health care: 0.23%
Health care equipment & supplies: 0.05%
Surgery Center Holdings Incorporated (1 Month LIBOR +3.75%) ±	5.63%	8-31-2026	$ 58,032	$ 56,229
Pharmaceuticals: 0.18%
Bausch Health Companies Incorporated (U.S. SOFR 1 Month +5.25%) <±	7.66	2-1-2027	270,000	214,650
Industrials: 0.80%
Airlines: 0.31%
Mileage Plus Holdings LLC (1 Month LIBOR +5.25%) ±	7.31	6-21-2027	250,000	253,555
SkyMiles IP Limited (3 Month LIBOR +3.75%) ±	6.46	10-20-2027	115,000	116,375
				369,930
Commercial services & supplies: 0.32%
Polaris Newco LLC (1 Month LIBOR +4.00%) ±	6.52	6-2-2028	163,114	156,325
The Geo Group Incorporated (3 Month LIBOR +2.00%) ±	4.79	3-22-2024	239,028	230,423
				386,748
Machinery: 0.17%
Vertical US Newco Incorporated (6 Month LIBOR +3.50%) ±	6.87	7-30-2027	41,016	39,760
Werner FinCo LP (3 Month LIBOR +4.00%) ‡±	6.52	7-24-2024	177,209	163,476
				203,236
Total Loans (Cost $2,736,775)				2,606,939

	Expiration date	Shares
Rights: 0.00%
Communication services: 0.00%
Diversified telecommunication services: 0.00%
Intelsat Jackson Holdings SA Series A ♦†	12-5-2025	460	0
Intelsat Jackson Holdings SA Series B ♦†	12-5-2025	460	0
Total Rights (Cost $0)			0

		Maturity date	Principal
Yankee corporate bonds and notes: 3.40%
Communication services: 0.46%
Media: 0.21%
Videotron Limited 144A	5.13	4-15-2027	$ 270,000	253,125
Wireless telecommunication services: 0.25%
Connect U.S. Finco LLC 144A	6.75	10-1-2026	100,000	91,698
Telesat Canada 144A	5.63	12-6-2026	70,000	40,809
VMED O2 UK Financing I plc 144A	4.75	7-15-2031	200,000	164,625
				297,132
The accompanying notes are an integral part of these financial statements.

26  |  Allspring Utilities and High Income Fund

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Energy: 0.45%
Oil, gas & consumable fuels: 0.45%
Baytex Energy Corporation 144A	8.75%	4-1-2027	$ 275,000	$ 281,188
Griffin Coal Mining Company Limited 144A♦†	9.50	12-1-2016	61,339	0
Northriver Midstream Finance LP 144A	5.63	2-15-2026	270,000	259,200
				540,388
Financials: 0.30%
Diversified financial services: 0.30%
Castlelake Aviation Finance 144A	5.00	4-15-2027	170,000	146,597
New Red Finance Incorporated 144A	4.00	10-15-2030	135,000	109,561
New Red Finance Incorporated 144A	5.75	4-15-2025	110,000	110,550
				366,708
Health care: 0.71%
Biotechnology: 0.19%
Grifols Escrow Issuer SA 144A	4.75	10-15-2028	265,000	220,891
Pharmaceuticals: 0.52%
Bausch Health Companies Incorporated 144A	4.88	6-1-2028	125,000	86,408
Bausch Health Companies Incorporated 144A	5.25	1-30-2030	410,000	151,700
Teva Pharmaceutical Finance Netherlands III BV	4.75	5-9-2027	35,000	30,614
Teva Pharmaceutical Finance Netherlands III BV	6.00	4-15-2024	370,000	359,411
				628,133
Industrials: 1.15%
Aerospace & defense: 0.19%
Bombardier Incorporated 144A	7.88	4-15-2027	240,000	229,812
Airlines: 0.43%
Air Canada Pass-Through Trust Series 2020-1 Class C 144A	10.50	7-15-2026	340,000	356,283
VistaJet Malta Finance PLC 144A	6.38	2-1-2030	180,000	154,800
				511,083
Electrical equipment: 0.31%
Sensata Technologies BV 144A	4.00	4-15-2029	270,000	233,105
Sensata Technologies BV 144A	5.00	10-1-2025	45,000	44,056
Sensata Technologies BV 144A	5.63	11-1-2024	100,000	100,424
				377,585
Trading companies & distributors: 0.22%
Fly Leasing Limited 144A	7.00	10-15-2024	485,000	266,750
Materials: 0.33%
Containers & packaging: 0.22%
Ardagh Packaging Finance plc 144A	4.13	8-15-2026	100,000	86,267
Ardagh Packaging Finance plc 144A	5.25	4-30-2025	25,000	23,645
Ardagh Packaging Finance plc 144A	6.00	6-15-2027	155,000	151,937
				261,849
The accompanying notes are an integral part of these financial statements.

Allspring Utilities and High Income Fund  |  27

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Metals & mining: 0.11%
Constellium SE 144A	5.88%	2-15-2026	$ 140,000	$ 134,648
Total Yankee corporate bonds and notes (Cost $4,958,816)				4,088,104

		Yield	Shares
Short-term investments: 2.69%
Investment companies: 2.69%
Allspring Government Money Market Fund Select Class ♠∞##		2.09	3,237,394	3,237,394
Total Short-term investments (Cost $3,237,394)				3,237,394
Total investments in securities (Cost $131,648,122)	124.76%			149,914,113
Other assets and liabilities, net	(24.76)			(29,754,419)
Total net assets	100.00%			$120,159,694

‡	Security is valued using significant unobservable inputs.
†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
<	All or a portion of the position represents an unfunded loan commitment. The rate represents the current interest rate if the loan is partially funded.
±	Variable rate investment. The rate shown is the rate in effect at period end.
♦	The security is fair valued in accordance with procedures approved by the Board of Trustees.
##	All or a portion of this security is segregated for unfunded loans.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$3,085,704	$26,220,351	$(26,068,661)	$0	$0	$3,237,394	3,237,394	$11,029
The accompanying notes are an integral part of these financial statements.

28  |  Allspring Utilities and High Income Fund

Statement of assets and liabilities—August 31, 2022

Assets
Investments in unaffiliated securities, at value (cost $128,410,728)	$ 146,676,719
Investments in affiliated securities, at value (cost $3,237,394)	3,237,394
Receivable for dividends and interest	1,313,338
Receivable for investments sold	293,862
Prepaid expenses and other assets	3,060
Total assets	151,524,373
Liabilities
Secured borrowing payable	30,000,000
Dividends payable	705,826
Payable for investments purchased	566,070
Advisory fee payable	65,438
Accrued expenses and other liabilities	27,345
Total liabilities	31,364,679
Total net assets	$120,159,694
Net assets consist of
Paid-in capital	$ 103,151,704
Total distributable earnings	17,007,990
Total net assets	$120,159,694
Net asset value per share
Based on $120,159,694 divided by 9,292,296 shares issued and outstanding (unlimited number of shares authorized)	$12.93
The accompanying notes are an integral part of these financial statements.

Allspring Utilities and High Income Fund  |  29

Statement of operations—year ended August 31, 2022

Investment income
Dividends	$ 2,839,532
Interest	2,679,890
Income from affiliated securities	11,029
Total investment income	5,530,451
Expenses
Advisory fee	748,342
Administration fee	74,834
Custody and accounting fees	19,674
Professional fees	140,678
Shareholder report expenses	62,087
Trustees’ fees and expenses	21,793
Transfer agent fees	21,585
Interest expense	386,111
Other fees and expenses	26,587
Total expenses	1,501,691
Net investment income	4,028,760
Realized and unrealized gains (losses) on investments
Net realized losses on investments	(94,809)
Net change in unrealized gains (losses) on investments	858,474
Net realized and unrealized gains (losses) on investments	763,665
Net increase in net assets resulting from operations	$4,792,425
The accompanying notes are an integral part of these financial statements.

30  |  Allspring Utilities and High Income Fund

Statement of changes in net assets

	Year ended August 31, 2022	Year ended August 31, 2021
Operations
Net investment income	$ 4,028,760	$ 4,083,654
Net realized gains (losses) on investments	(94,809)	1,243,278
Net change in unrealized gains (losses) on investments	858,474	14,799,145
Net increase in net assets resulting from operations	4,792,425	20,126,077
Distributions to shareholders from
Net investment income and net realized gains	(4,273,223)	(5,288,149)
Tax basis return of capital	(4,078,136)	(2,655,332)
Total distributions to shareholders	(8,351,359)	(7,943,481)
Capital share transactions
Net asset value of common shares issued under the Automatic Dividend Reinvestment Plan	108,832	150,407
Total increase (decrease) in net assets	(3,450,102)	12,333,003
Net assets
Beginning of period	123,609,796	111,276,793
End of period	$120,159,694	$123,609,796
The accompanying notes are an integral part of these financial statements.

Allspring Utilities and High Income Fund  |  31

Statement of cash flows—year ended August 31, 2022

Cash flows from operating activities:
Net increase in net assets resulting from operations	$ 4,792,425
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of long-term securities	(36,195,771)
Proceeds from the sales of long-term securities	35,243,059
Amortization, net	107,824
Purchases and sales of short-term securities, net	(151,690)
Decrease in receivable for investments sold	123,796
Increase in receivable for dividends and interest	(24,954)
Decrease in prepaid expenses and other assets	15,121
Decrease in payable for investments purchased	(159,841)
Increase in advisory fee payable	2,612
Increase in accrued expenses and other liabilities	21,062
Net realized losses on investments	94,809
Net change in unrealized gains (losses) on investments	(858,474)
Net cash provided by operating activities	3,009,978
Cash flows from financing activities:
Increase in secured borrowing payable	5,000,000
Cash distributions paid	(8,209,644)
Net cash used in financing activities	(3,209,644)
Net decrease in cash	(199,666)
Cash:
Beginning of period	199,666
End of period	$ 0
Supplemental cash disclosure
Cash paid for interest	$ 383,663
Supplemental non-cash financing disclosure
Reinvestment of dividends	$ 108,832
The accompanying notes are an integral part of these financial statements.

32  |  Allspring Utilities and High Income Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.31	$12.00	$12.94	$12.43	$13.48
Net investment income	0.43	0.33	0.37	0.80	0.85
Net realized and unrealized gains (losses) on investments	0.09	1.84	(0.36)	0.61	(1.00)
Total from investment operations	0.52	2.17	0.01	1.41	(0.15)
Distributions to shareholders from
Net investment income	(0.46)	(0.46)	(0.41)	(0.85)	(0.90)
Net realized gains	0.00	(0.11)	(0.04)	0.00	0.00
Tax basis return of capital	(0.44)	(0.29)	(0.50)	(0.05)	0.00
Total distributions to shareholders	(0.90)	(0.86)	(0.95)	(0.90)	(0.90)
Net asset value, end of period	$12.93	$13.31	$12.00	$12.94	$12.43
Market value, end of period	$12.34	$14.71	$12.78	$13.03	$12.65
Total return based on market value[1]	(10.17)%	23.02%	5.72%	10.70%	1.85%
Ratios to average net assets (annualized)
Net expenses[2]	1.25%	1.09%	1.35%	1.63%	1.42%
Net investment income	3.34%	3.49%	3.21%	6.60%	6.51%
Supplemental data
Portfolio turnover rate	23%	34%	68%	131%	109%
Net assets, end of period (000s omitted)	$120,160	$123,610	$111,277	$119,820	$114,992
Borrowings outstanding, end of period (000s omitted)	$30,000	$25,000	$22,000	$22,000	$22,000
Asset coverage per $1,000 of borrowing, end of period	$5,005	$5,944	$6,058	$6,446	$6,227

[1]	Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.
[2]	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Year ended August 31, 2022	0.32%
Year ended August 31, 2021	0.17%
Year ended August 31, 2020	0.41%
Year ended August 31, 2019	0.59%
Year ended August 31, 2018	0.46%
The accompanying notes are an integral part of these financial statements.

Allspring Utilities and High Income Fund  |  33

Notes to financial statements
1. ORGANIZATION
Allspring Utilities and High Income Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on February 4, 2004 . Originally classified as non-diversified, the Fund was reclassified as a diversified closed-end management investment company in September 2014. As an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the adviser to the Fund, and Allspring Global Investments, LLC, the subadviser to the Fund. Consummation of the transaction resulted in new advisory and subadvisory agreements which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan

34  |  Allspring Utilities and High Income Fund

Notes to financial statements
and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Dividend income is recognized on the ex-dividend date.
Distributions to shareholders
Under a managed distribution plan, the Fund pays monthly distributions to shareholders at an annual minimum fixed rate of 7% based on the Fund’s average monthly net asset value per share over the prior 12 months. The monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute paid-in capital and/ or capital gains, if any, in order to maintain its managed distribution level.
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of August 31, 2022, the aggregate cost of all investments for federal income tax purposes was $131,952,358 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$23,198,004
Gross unrealized losses	(5,236,249)
Net unrealized gains	$17,961,755
As of August 31, 2022, the Fund had capital loss carryforwards which consisted of $208,078 in short-term capital losses.

Allspring Utilities and High Income Fund  |  35

Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 0	$ 0	$ 101,634	$ 101,634
Energy	164,048	0	0	164,048
Financials	198,689	0	0	198,689
Utilities	103,263,138	0	0	103,263,138
Corporate bonds and notes	0	36,254,167	0	36,254,167
Loans	0	2,076,342	530,597	2,606,939
Rights
Communication services	0	0	0	0
Yankee corporate bonds and notes	0	4,088,104	0	4,088,104
Short-term investments
Investment companies	3,237,394	0	0	3,237,394
Total assets	$106,863,269	$42,418,613	$632,231	$149,914,113
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended August 31, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Advisory fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.50% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate of 0.40% of the Fund’s average daily total assets.

36  |  Allspring Utilities and High Income Fund

Notes to financial statements
Administration fee
Allspring Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Allspring Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $3,363,108, $748,799 and $(18,241) in interfund purchases, sales and net realized gains (losses), respectively, during the year ended August 31, 2022.
5. CAPITAL SHARE TRANSACTIONS
The Fund has authorized an unlimited number of shares with no par value. For the years ended August 31, 2022 and August 31, 2021, the Fund issued 8,014 and 11,872 shares, respectively.
Under an open-market share repurchase program (the “Buyback Program”), the Fund is authorized to repurchase up to 10% of its outstanding shares in open market transactions. The Fund’s Board of Trustees has delegated to Allspring Funds Management full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the year ended ended August 31, 2022, the Fund did not repurchase any of its shares under the open-market share repurchase program.
6. BORROWINGS
The Fund has borrowed $30,000,000 through a revolving credit facility administered by a major financial institution (the “Facility”). The Facility has a commitment amount of up to $30,000,000. The Fund is charged interest at the 1 Month London Interbank Offered Rate (LIBOR) plus a spread and a commitment fee based on the unutilized amount of the commitment amount. With the market-wide transition away from LIBOR, when the 1 Month LIBOR ceases to be published (currently through June 30, 2023), the interest rate will transition to a spread over the secured overnight financing rate (SOFR) rather than a spread over LIBOR. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing. Based on the nature of the terms of the Facility and comparative market rates, the carrying amount of the borrowings at August 31, 2022 approximates its fair value. If measured at fair value, the borrowings would be categorized as a Level 2 under the fair value hierarchy. Prior to October 8, 2021, the Fund had a commitment amount of $25,000,000 with interest charged at the 30 day LIBOR or the 1 Month LIBOR plus a spread and a commitment fee based on the unutilized amount of the commitment amount.
During the year ended August 31, 2022, the Fund had average borrowings outstanding of $28,769,863 at an average interest rate of 1.34% and recorded interest in the amount of $386,111, which represents 0.32% of its average daily net assets.
7. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended August 31, 2022 were $36,195,771 and $34,040,551, respectively.
As of August 31, 2022, the Fund had unfunded loan commitments of $512,651 with unrealized losses of $45,302.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended August 31, 2022 and August 31, 2021 were as follows:
	Year ended August 31
	2022	2021
Ordinary income	$4,273,223	$4,230,520
Long-term capital gain	0	1,057,629
Tax basis return of capital	4,078,136	2,655,332
As of August 31, 2022, distributable earnings on a tax basis consisted of $(208,078) in capital loss carryover and $17,949,912 in unrealized gains (losses).

Allspring Utilities and High Income Fund  |  37

Notes to financial statements
9. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the utilities sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
12. SUBSEQUENT DISTRIBUTIONS
Under the managed distribution plan, the Fund declared the following distributions to common shareholders:
Declaration date	Record date	Payable date	Per share amount
August 17, 2022	September 13, 2022	October 3, 2022	$0.07580
September 30, 2022	October 14, 2022	November 1, 2022	0.07584
These distributions are not reflected in the accompanying financial statements.

38  |  Allspring Utilities and High Income Fund

Report of independent registered public accounting firm
To the Shareholders and Board of Trustees
Allspring Utilities and High Income Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Utilities and High Income Fund (formerly, Wells Fargo Utilities and High Income Fund) (the Fund), including the portfolio of investments, as of August 31, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian, transfer agent, agent banks and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
October 27, 2022

Allspring Utilities and High Income Fund  |  39

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 67% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended August 31, 2022.
Pursuant to Section 854 of the Internal Revenue Code, $2,826,059 of income dividends paid during the fiscal year ended August 31, 2022 has been designated as qualified dividend income (QDI).
For the fiscal year ended August 31, 2022, $1,635,923 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.
DELAWARE STATUTORY TRUST ACT – CONTROL SHARE ACQUISITIONS
Because the Fund is organized as a Delaware statutory trust, it is subject to the control share acquisition statute (the “Control Share Statute”) contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA”), which became automatically applicable to listed closed-end funds, such as the Fund, upon its effective date of August 1, 2022 (the “Effective Date”).
The Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. The first such threshold is 10% or more, but less than 15%, of all voting power. Voting power is defined by the Control Share Statute as the power to directly or indirectly exercise or direct the exercise of the voting power of Fund shares in the election of trustees. Whether a voting power threshold is met is determined by aggregating the holdings of the acquirer as well as those of its “associates,” as defined by the Control Share Statute.
Once a threshold is reached, an acquirer has no voting rights under the DSTA or the governing documents of the Fund with respect to shares acquired in excess of that threshold (i.e., the “control shares”) unless approved by shareholders or exempted by the Fund’s Board of Trustees. Approval by shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding shares held by the acquirer and its associates as well as shares held by certain insiders of the Fund. The Control Share Statute provides procedures for an acquirer to request a shareholder meeting for the purpose of considering whether voting rights shall be accorded to control shares. Further approval by the Fund’s shareholders would be required with respect to additional acquisitions of control shares above the next applicable threshold level. In addition, the Fund’s Board of Trustees is permitted, but not obligated to, exempt specific acquisitions or classes of acquisitions of control shares, either in advance or retroactively.
The Control Share Statute does not retroactively apply to acquisitions of shares that occurred prior to the Effective Date. However, such shares will be aggregated with any shares acquired after the Effective Date for purposes of determining whether a voting power threshold is exceeded, resulting in the newly acquired shares constituting control shares.
The Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition and, upon request, to provide any information that the Fund’s Board of Trustees reasonably believes is necessary or desirable to determine whether a control share acquisition has occurred.
The foregoing is only a summary of certain aspects of the Control Share Statute. Shareholders should consult their own legal counsel to determine the application of the Control Share Statute with respect to their shares of the Fund and any subsequent acquisitions of shares.

40  |  Allspring Utilities and High Income Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for each fund in the Allspring family of funds, which consists of 124 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class I - Non-Interested Trustees to serve until 2023 Annual Meeting of Shareholders
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A

Allspring Utilities and High Income Fund  |  41

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class II - Non-Interested Trustees to serve until 2024 Annual Meeting of Shareholders
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Class III - Non-Interested Trustees to serve until 2022 Annual Meeting of Shareholders
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

42  |  Allspring Utilities and High Income Fund

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Utilities and High Income Fund  |  43

Automatic dividend reinvestment plan
AUTOMATIC DIVIDEND REINVESTMENT PLAN
All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 505000, Louisville, Kentucky 40233 or by calling 1-800-730-6001.

44  |  Allspring Utilities and High Income Fund

Transfer Agent, Registrar, Shareholder Servicing
Agent & Dividend Disbursing Agent
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-730-6001
Website: allspringglobal.com
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0922-00056 10-22
AUHIF/AR134 08-22

ITEM 2. CODE OF ETHICS

(a) As of the end of the period, covered by the report, Allspring Utilities and High Income Fund has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Allspring Utilities and High Income Fund has determined that that Isaiah Harris is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Harris is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended August 31, 2022	Fiscal year ended August 31, 2021
Audit fees	$59,320	$57,180
Audit-related fees	—	—
Tax fees (1)	4,565	4,440
All other fees	—	—

	$63,885	$61,620

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chair of the Audit Committees is authorized to pre-approve: (1) audit services for the Allspring Utilities and High Income Fund; (2) non-audit tax or compliance consulting or training services provided to the Allspring Utilities and High Income Fund by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Allspring Utilities and High Income Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Allspring Utilities and High Income Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief description of the proposed services. If the Chair approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of:

William R. Ebsworth

Jane A. Freeman

Isaiah Harris, Jr.

David F. Larcker

Olivia S. Mitchell

Timothy J. Penny

James G. Polisson

Pamela Wheelock

ITEM 6. INVESTMENTS

A Portfolio of Investments for Allspring Utilities and High Income Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PROXY VOTING POLICIES AND PROCEDURES EFFECTIVE March 2022

The Allspring Utilities and High Income Fund has adopted policies and procedures (“Fund Proxy Voting Procedures”) that are used to determine how to vote proxies relating to portfolio securities held by the Fund. The Fund Proxy Voting Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of a Fund (or an affiliated person of such affiliated person) may have with the issuer of the security and with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of the Fund. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, the Fund supports sound corporate governance practices within companies in which it invests. The Board of the Fund has delegated the responsibility for voting proxies relating to the Fund’s portfolio securities to Allspring Funds Management. Allspring Funds Management utilizes the Allspring Global Investments Proxy Voting Policies and Procedures, included below, to ensure that proxies relating to the Fund’s portfolio securities are voted in shareholders’ best interests.

Allspring Global Investments (Allspring) Stewardship

As fiduciaries, we are committed to effective stewardship of the assets we manage on behalf of our clients. To us, good stewardship reflects responsible, active ownership and includes both engaging with investee companies and voting proxies in a manner that we believe will maximize the long-term value of our investments.

Scope of Policies and Procedures

In conjunction with the Allspring Engagement Policy, these Proxy Voting Policies and Procedures (“Policies and Procedures”) set out how Allspring complies with applicable regulatory requirements in respect of how we exercise voting rights when we invest in shares traded on a regulated market on behalf of a client.

With respect to client accounts of Allspring Funds Management, LLC (“Allspring Funds Management”)this includes, among others, Allspring Funds Trust, Allspring Master Trust, Allspring Variable Trust, Allspring Global Dividend Opportunity Fund, Allspring Income Opportunities Fund, Allspring Multi-Sector Income Fund, Allspring Utilities and High Income Fund (the “Trusts”). It also includes Allspring (Lux) Worldwide Fund and Allspring Worldwide Alternative Fund SICAV-SIF, both domiciled in Luxembourg (the “Luxembourg Funds”). Aside from the investment funds managed by Funds Management, Allspring also offers medium term note programs, managed for issuers of such notes domiciled in Luxembourg. Hereafter, all series of the Trusts, and all such Trusts not having separate series, and all sub-funds of the Luxembourg Funds, as well as the MTN issuers, are referred to as the “Investment Products”. In addition, these Policies and Procedures are used to determine how to vote proxies for the assets managed on behalf of Allspring’s other clients. Not all clients delegate proxy voting authority to Allspring. Allspring will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under applicable law (e.g., securities that are held in an investment advisory account for which Allspring exercises no investment discretion are not voted by Allspring).

Luxembourg Products

Allspring Global Investments Luxembourg S.A. (“Allspring Luxembourg”) has delegated the portfolio management of the Luxembourg Funds it manages to Allspring and the responsibility for exercising voting rights in conjunction with such delegation; as such, these Policies and Procedures shall apply to the portfolio management of the Allspring (Lux) Worldwide Fund. The respective portfolio management may also delegate the responsibility for exercising voting rights to the Proxy Voting Vendor, with the prior consent of Allspring Luxembourg. Responsibility for exercising voting rights has also been delegated to Allspring with respect to the Allspring Worldwide Alternative Fund SICAV-SIF and to the MTN issuers.

Voting Philosophy

Allspring has adopted these Policies and Procedures to ensure that proxies are voted in the best interests of clients and Investment Product investors, without regard to any relationship that any affiliated person of Allspring or the Investment Product (or an affiliated person of such affiliated person) may have with the issuer. Allspring exercises its voting responsibility as a fiduciary with the goal of maximizing value to clients consistent with governing laws and the investment policies of each client. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, Allspring supports sound corporate governance practices at companies in which client assets are invested.

Allspring has established an appropriate strategy determining when and how the voting rights related to the instruments held in portfolios managed are exercised, so that these rights are exclusively reserved to the relevant Investment Product and its investors.

Proxy Administrator

Allspring’s Operations Department (“Proxy Administrator”) administers the proxy voting process. The Proxy Administrator, reports to Allspring’s Chief Operations Officer. The Proxy Administrator is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Policies and Procedures, including regular operational reviews, typically conducted on a weekly basis. The Proxy Administrator monitors third party voting of proxies to ensure it is being done in a timely and responsible manner, including review of scheduled vendor reports. The Proxy Administrator in conjunction with the Allspring Proxy Governance Committee reviews the continuing appropriateness of the Policies and Procedures set forth herein, and recommends revisions as necessary.

Third Party Proxy Voting Vendor

Allspring has retained a third-party proxy voting service, Institutional Shareholder Services Inc. (“ISS”), to assist in the implementation of certain proxy voting-related functions including: 1.) Providing research on proxy matters 2.) Providing technology to facilitate the sharing of research and discussions related to proxy votes 3.) Vote proxies in accordance with Allspring’s guidelines 4.) Handle administrative and reporting items 5.) Maintain records of proxy statements received in connection with proxy votes and provide copies/analyses upon request. Except in instances where clients have retained voting authority, Allspring retains the responsibility for proxy voting decisions.

Proxy Committee

Allspring Proxy Governance Committee

The Allspring Proxy Governance Committee shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Policies and Procedures. The Allspring Proxy Governance Committee shall coordinate with Allspring Compliance to monitor ISS, the proxy voting agent currently retained by Allspring, to determine that ISS is accurately applying the Policies and Procedures as set forth herein and operates as an independent proxy voting agent. Allspring’s ISS Vendor Oversight process includes an assessment of ISS’ Policy and Procedures (“P&P”), including conflict controls and monitoring, receipt and review of routine performance-related reporting by ISS to Allspring and periodic onsite due diligence meetings. Due diligence meetings typically include: meetings with key staff, P&P related presentations and discussions, technology-related demonstrations and assessments, and some sample testing, if appropriate. The Allspring Proxy Governance Committee shall review the continuing appropriateness of the Policies and Procedures set forth herein. The Allspring Proxy Governance Committee may delegate certain powers and responsibilities to proxy voting working groups. The Allspring Proxy Governance Committee reviews and, in accordance with these Policies and Procedures, votes on issues that have been escalated from proxy voting working groups. Members of the Allspring Proxy Governance Committee also oversee the implementation of Allspring Proxy Governance Committee recommendations for the respective functional areas in Allspring that they represent.

Proxy Voting Due Diligence Working Group

Among other delegated matters, the proxy voting Due Diligence Working Group (‘DDWG’) in accordance with these Policies and Procedures, reviews and votes on routine proxy proposals that it considers under these Policies and Procedures in a timely manner. If necessary, the DDWG escalates issues to the Allspring Proxy Governance Committee that are determined to be material by the DDWG or otherwise in accordance with these Policies and Procedures. The DDWG coordinates with Allspring’s Investment Analytics and Compliance teams to review the performance and independence of ISS in exercising its proxy voting responsibilities.

Meetings; Committee Actions

The Allspring Proxy Governance Committee shall convene or act through written consent, including through the use of electronic systems of record, of a majority of Allspring Proxy Governance Committee members as needed and when discretionary voting determinations need to be considered. Any working group of the Allspring Proxy Governance Committee shall have the authority on matters delegated to it to act by vote or written consent, including through the use of electronic systems of record, of a majority of the working group members available at that time. The Allspring Proxy Governance Committee shall also meet quarterly to review the Policies and Procedures.

Membership

Members are selected based on subject matter expertise for the specific deliverables the committee is required to complete. The voting members of the Allspring Proxy Governance Committee are identified in the Allspring Proxy Charter. Changes to the membership of the Allspring Proxy Governance Committee will be made only with approval of the Allspring Proxy Governance Committee. Upon departure from Allspring Global Investments, a member’s position on the Allspring Proxy Governance Committee will automatically terminate.

Voting Procedures

Unless otherwise required by applicable law,1 proxies will be voted in accordance with the following steps and in the following order of consideration:

1.

First, any voting items related to Allspring “Top-of-House” voting principles (as described below under the heading “Allspring Proxy Voting Principles/Guidelines”) will generally be voted in accordance with a custom voting policy with ISS (“Custom Policy”) designed to implement the Allspring’s Top-of-House voting principles.[2]

2.

Second, any voting items for meetings deemed of “high importance”[3] (e.g., proxy contests, significant transactions such as mergers and acquisitions) where ISS opposes management recommendations will be referred to the Portfolio Management teams for recommendation or the DDWG (or escalated to the Allspring Proxy Governance ~~-~~Committee) for case-by-case review and vote determination.

3.	Third, with respect to any voting items where ISS Sustainability Voting Guidelines[4] provide a different recommendation than ISS Standard Voting Guidelines, the following steps are taken:

a.	The Allspring Investment Analytics team[5] evaluates the matter for materiality and any other relevant considerations.

[1]

Where provisions of the Investment Company Act of 1940 (the “1940 Act”) specify the manner in which items for any third party registered investment companies (e.g., mutual funds, exchange-traded funds and closed-end funds) and business development companies (as defined in Section 2(a)(48) of the 1940 Act) (“Third Party Fund Holding Voting Matters”) held by the Trusts or series thereof, Allspring shall vote the Third Party Fund Holding Voting Matter on behalf of the Trusts or series thereof accordingly.

[2]

The Allspring Proxy Governance Committee may determine that additional review of a Top-of-House voting matter is warranted. For example, voting matters for declassified boards or annual election of directors of public operating and holding companies that have certain long-term business commitments (e.g., developing proprietary technology; or having an important strategic alliance in place) may warrant referral to the DDWG (or escalation to the Proxy Governance Committee) for case-by-case review and vote determination.

[3]	The term “high importance” is defined as those items designated Proxy Level 6 or 5 by ISS, which include proxy contests and significant transactions such as mergers and acquisitions.
[4]

ISS’s Sustainability Voting Guidelines seeks to promote support for recognized global governing bodies encouraging sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights.

[5]

The Investment Analytics team comprises of approximately 35 team members, focused on equity and fixed income risk analytics, mutual fund risk analytics, counterparty risk analytics, model documentation, scientific learning and portfolio analytics (including portfolio characteristics, portfolio construction research, multi-asset class risk analytics, and ESG analytics). The team and its processes serve a similar function as an investment risk committee and reports into the Allspring Chief Investment Officer(s).

b.

If the Investment Analytics team recommends further review, the voting item is then referred to the Portfolio Management teams for recommendation or the DDWG (or escalated to the Allspring Proxy Governance Committee) for case-by-case review and vote determination.

c.	If the Investment Analytics team does not recommend further review, the matter is voted in accordance with ISS Standard Voting Guidelines.

4.	Fourth, any remaining proposals are voted in accordance with ISS Standard Voting Guidelines.[6]

Commitment to the Principles of Responsible Investment

As a signatory to the Principles for Responsible Investment, Allspring has integrated certain material environmental, social, and governance factors into its investment processes, which includes the proxy process. As described under Voting Procedures above, Allspring considers ISS’s Sustainability Voting Guidelines as a point of reference in certain cases deemed to be material to a company’s long-term shareholder value.

Voting Discretion

In all cases, the Allspring Proxy Governance Committee (and any working group thereof) will exercise its voting discretion in accordance with the voting philosophy of these Policies and Procedures. In cases where a proxy item is forwarded by ISS to the Allspring Proxy Governance Committee or a working group thereof, the Allspring Proxy Governance Committee or its working group may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.

Portfolio Manager and Sub-Adviser Input

The Allspring Proxy Governance Committee (and any working group thereof) may consult with portfolio management teams and Fund sub-advisers on specific proxy voting issues as it deems appropriate. In addition, portfolio management teams or Fund sub-advisers may proactively make recommendations to the Allspring Proxy Governance Committee regarding any proxy voting issue. In this regard, the process takes into consideration expressed views of portfolio management teams and Fund sub-advisers given their deep knowledge of investee companies. For any proxy vote, portfolio management teams and Investment Product advisers and sub-advisers may make a case to vote against the ISS or Allspring Proxy Governance Committee’s recommendation (which is described under Voting Procedures above). Any portfolio management team’s or Investment Product adviser’s or sub-adviser’s opinion should be documented in a brief write-up for consideration by the DDWG who will determine, or escalate to the Allspring Proxy Governance Committee, the final voting decision.

Consistent Voting

Proxies will be voted consistently on the same matter when securities of an issuer are held by multiple client accounts unless there are special circumstances such as, for example, proposals concerning corporate actions such as mergers, tender offers, and acquisitions or as reasonably necessary to implement specified proxy voting guidelines as established by a client (e.g. Taft Hartley ISS Guidelines or custom proxy guidelines).

[6]	The voting of proxies for Taft Hartley clients may incorporate the use of ISS’s Taft Hartley voting guidelines.

Governance and Oversight

Allspring Top-of-House Proxy Voting Principles/Guidelines.

The following reflects Allspring’s Top-of-House Voting Principles in effect as of the date of these Policies and Procedures. Allspring has put in place a custom voting policy with ISS to implement these voting principles.

We believe that Boards of Directors of investee companies should have strong, independent leadership and should adopt structures and practices that enhance their effectiveness. We recognize that the optimal board size and governance structure can vary by company size, industry, region of operations, and circumstances specific to the company.

•

We generally vote for the election of Directors in uncontested elections. We reserve the right to vote on a case-by-case basis when directors fail to meet their duties as a board member, such as failing to act in the best economic interest of shareholders; failing to maintain independent audit, compensation, nominating committees; and failing to attend at least 75% of meetings, etc.

•

We generally vote for an independent board that has a majority of outside directors who are not affiliated with the top executives and have minimal or no business dealings with the company to avoid potential conflicts of interests.

•	Generally speaking, we believe Directors serving on an excessive number of boards could result in time constraints and an inability to fulfill their duties.

•

We generally support adopting a declassified board structure for public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

•

We generally support annual election of directors of public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

•

We believe a well-composed board should embody multiple dimensions of diversity in order to bring personal and professional experiences to bear and create a constructive debate of competing perspectives and opinions in the boardroom. Diversity should consider factors such as gender, ethnicity, and age as well as professional factors such as area of expertise, industry experience and geographic location.

We believe it is the responsibility of the Board of Directors to create, enhance, and protect shareholder value and that companies should strive to maximize shareholder rights and representation.

•

We believe that companies should adopt a one-share, one-vote standard and avoid adopting share structures that create unequal voting rights among their shareholders. We will normally support proposals seeking to establish that shareholders are entitled to voting rights in proportion to their economic interests

•

We believe that directors of public operating and holding companies be elected by a majority of the shares voted. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments. This ensures that directors of public operating and holding companies who are not broadly supported by shareholders are not elected to serve as their representatives. We will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections.

•	We believe a simple majority voting standard should be required to pass proposals. We will normally support proposals seeking to introduce bylaws requiring a simple majority vote.

•

We believe that shareholders who own a meaningful stake in the company and have owned such stake for a sufficient period of time should have, in the form of proxy access, the ability to nominate directors to appear on the management ballot at shareholder meetings. In general we support market-standardized proxy access proposals and we will analyze them based on various criteria such as threshold ownership levels, a minimum holding period, and the % and/or number of directors that are subject to nomination.

•

We believe that shareholders should have the right to call a special meeting and not wait for company management to schedule a meeting if there is sufficiently high shareholder support for doing so on issues of substantial importance. In general we support the right to call a special meeting if there is balance between a reasonable threshold of shareholders and a hurdle high enough to also avoid the waste of corporate resources for narrowly supported interests. We will evaluate the issues of importance on the basis of serving all shareholders well and not structured for the benefit of a dominant shareholder over others.

Practical Limitations to Proxy Voting

While Allspring uses its reasonable best efforts to vote proxies, in certain circumstances, it may be impractical or impossible for Allspring to vote proxies (e.g., limited value or unjustifiable costs).

Securities on Loan

As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, as it relates to portfolio holdings of the Investment Products, if the Allspring Proxy Governance Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (e.g., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

Share Blocking

Proxy voting in certain countries requires ‘share blocking’. Shareholders wishing to vote their proxies must deposit their shares with a designated depository before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, Allspring believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, Allspring will not participate and will refrain from voting proxies for those clients impacted by share blocking.

Conflicts of Interest

We always seek to place the interests of our clients first and to identify and manage any conflicts of interest, including those that arise from proxy voting or engagement. Allspring acts as a fiduciary with respect to its asset management activities and therefore we must act in the best interest of our clients and address conflicts that arise.

Conflicts of interest are identified and managed through a strict and objective application of our voting policy and procedures. Allspring may have a conflict of interest regarding a proxy to be voted upon if, for example, Allspring or its affiliates (such as a sub-adviser or principal underwriter) have other relationships with the issuer of the proxy. This type of conflict is generally mitigated by the information barriers between

Allspring and its affiliates and our commitment as a fiduciary to independent judgement. However, when the Allspring Proxy Governance Committee becomes aware of a conflict of interest (that gets uncovered through the Allspring Proxy Voting Policy and Procedures), it takes additional steps to mitigate the conflict, by using any of the following methods:

1.	Instructing ISS to vote in accordance with its recommendation;

2.	Disclosing the conflict to the relevant Board and obtaining its consent before voting;

3.	Submitting the matter to the relevant Board to exercise its authority to vote on such matter;

4.	Engaging an independent fiduciary who will direct the vote on such matter,

5.	Consulting with Legal and Compliance and, if necessary, outside legal counsel for guidance on resolving the conflict of interest,

6.	Voting in proportion to other shareholders (“mirror voting”) following consultation with the Board of the Funds if the conflict pertains to a matter involving a portfolio holding of the Funds; or

7.	Voting in other ways that are consistent with Allspring’s obligation to vote in the best interests of its clients.

Vendor Oversight

The Allspring Proxy Administrator monitors the ISS proxy process against specific criteria in order to identify potential issues relating to account reconciliation, unknown and rejected ballot reviews, upcoming proxy reviews, share reconciliation oversight, etc. With respect to ISS’s management of its potential conflicts of interest with corporate issuers, ISS provides institutional clients such as Allspring with its “Policy and disclosure of Significant ISS Relationships” and tools to provide transparency of those relationships.

Other Provisions

Policy Review and Ad Hoc Meetings

The Allspring Proxy Governance Committee meets at least annually to review this Policy and consider any appropriate changes. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of Proxy Administrator, any member of the Allspring Proxy Governance Committee, or Chief Compliance Officer. The Allspring Proxy Governance Committee includes representation from Portfolio Management, Operations, Investment Analytics and, in a non-voting consultative capacity, Compliance.

Records Retention

The Allspring Proxy Administrator will maintain the following records relating to the implementation of the Policies and Procedures:

•	A copy of these proxy voting policies and procedures;

•

Proxy statements received for client securities (which will be satisfied by relying on ISS); Records of votes cast on behalf of Investment Products and separate account clients (which ISS maintains on behalf of Allspring); and

•	Any documents prepared by Allspring or ISS that were material to making a proxy voting decision.

Such proxy voting books and records shall be maintained at an office of Allspring in an easily accessible place for a period of six years.

Compliance with Regional Regulations and Client Delegation Arrangements

U.S. Regulation

These Policies and Procedures have been written in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940. Proxy voting records for Allspring’s mutual funds are disclosed on Form N-PX annually, as required by Section 30 and Rule 30b1-4 of the Investment Company Act of 1940, to the Securities and Exchange Commission (“SEC”).

E.U. Regulation

These Policies and Procedures have been established, implemented and maintained, as they apply to Allspring Luxembourg and Allspring Global Investments (UK) Limited, in accordance the EU Shareholder Rights Directive II (EU 2017/828) (SEF II). Specific to Allspring Luxembourg, the Policies and Procedures also comply with Article 23 of CSSF Regulation No. 10-4, and the CSSF Circular 18/698.

Disclosure of policies and procedures

A summary of the proxy voting policy and procedures are disclosed on Allspring’s website.

In addition, Allspring will disclose to its separate clients (i.e. proxy votes for assets managed on behalf of Allspring’s other clients as per a delegation arrangement) a summary description of its proxy voting policy and procedures via mail.

Disclosure of proxy voting results

Allspring will provide to clients proxy statements and any records as to how Allspring voted proxies on behalf of clients, quarterly or upon request. For assistance, clients may contact their relationship manager, call Allspring at 1-800-259-3305 or e-mail: allspring.clientadministration@asllspring-global.com to request a record of proxies voted on their behalf.

Allspring will publish high-level proxy voting statistics in periodic reports. However, except as otherwise required by law, Allspring has a general policy of not disclosing to any issuer specific or third party how its separate account client proxies are voted.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PORTFOLIO MANAGERS

Chris Lee, CFA

Chris Lee is a senior portfolio manager on the Multi-Sector Fixed Income - Plus and High Yield team. Previously, Chris served as head of high yield trading for the U.S. High Yield Fixed Income team since 2012. Prior to this he was with Silver Lake Credit where he served as a managing director, portfolio manager, and head of trading. Before joining Silver Lake in 2007, Chris was a senior research analyst with Wells Fargo’s Proprietary Investments Group. Chris earned a bachelor’s degree in political science from University of California, Irvine, where he graduated magna cum laude. He also earned a master’s degree in business administration from the Graduate School of Management at the University of California, Davis. Chris is a graduate of Wells Fargo’s Credit Management Training Program and has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

Kent Newcomb

Mr. Newcomb is a portfolio manager for the ALLSPRING GLOBAL INVESTMENTS Compass Equity team. In this capacity, he manages the managed diversified stock income plan portfolio. Kent began his investment industry career as an equity analyst for A. G. Edwards. Prior to assuming his current duties, he had research responsibility for the firm’s DSIP list and the industrials and utilities sectors. He earned a bachelor’s degree in economics from Northwestern University and a master’s degree in business administration with an emphasis in finance from Washington University. Kent has earned the right to use the Chartered Financial Analyst® (CFA®) designation and is a member of CFA Institute and CFA Society St. Louis.

Michael J. Schueller, CFA

Michael (Mike) Schueller is a portfolio manager and research analyst for the Multi-Sector Fixed Income - Plus and High Yield team. Previously, Mike was a senior investment research analyst. Prior to that, he was with Strong Capital Management in a similar position. He rejoined Strong after leaving to start a trust department for Community Bank & Trust in Sheboygan, Wisconsin. Mike first joined Strong as associate counsel in the legal department. Prior to this, he practiced law with Reinhart, Boerner, Van Deuren, Norris & Rieselbach, S.C., in Milwaukee, specializing in corporate reorganizations, mergers, and acquisitions. He earned a bachelor’s degree in economics from the University of Minnesota and a law degree from the University of Wisconsin, Madison. Mike has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

Jack Spudich, CFA

Mr. Spudich is a senior portfolio manager and team leader of the ALLSPRING GLOBAL INVESTMENTS Compass Equity team. Before joining predecessor firm A. G. Edwards, where he began his investment industry career, Jack was a certified public accountant and audit manager for an international accounting firm. He earned a bachelor’s degree in accountancy from the University of Illinois and has earned the right to use the Chartered Financial Analyst® (CFA®) designation. Jack is also a member of CFA Institute and CFA Society St. Louis.

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies (including the Fund) and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of the Fund’s most recent year ended August 31, 2022.

Chris Lee

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	7	0	0
Total assets of above accounts (millions)	$2,668.91	$0	$0

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.0	$0.0	$0.0

Kent Newcomb

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	2	0	1
Total assets of above accounts (millions)	$567.17	$0	$0.10

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.0	$0.0	$0.0

Michael Schueller

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	14	5	23
Total assets of above accounts (millions)	$8,412.31	$108.79	$249.49

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.0	$0.0	$0.0

Jack Spudich

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	2	0	1
Total assets of above accounts (millions)	$567.17	$0	$0.10

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.0	$0.0	$0.0

MATERIAL CONFLICTS OF INTEREST

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, some of the Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

Allspring Investments

Allspring Investments’ Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Allspring Investments has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

COMPENSATION

The Portfolio Managers were compensated by their employing sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:

Allspring Investments Compensation.

The compensation structure for Allspring Investments’ Portfolio Managers includes a competitive fixed base salary plus variable incentives (Allspring Investments utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pretax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the Performance” sections of the Prospectuses.

Allspring Investments’ investment incentive program plays an important role in aligning the interests of our portfolio managers, investment team members, clients, and shareholders. Incentive awards for portfolio managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. Once determined, incentives are awarded to portfolio managers annually, with a portion awarded as annual cash and a portion awarded as long term incentive. The long term portion of incentives generally carry a pro-rated vesting schedule over a three year period. For many of our portfolio managers, Allspring Investments further requires a portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, our investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).

BENEFICIAL OWNERSHIP OF THE FUND

The following table shows for each Portfolio Manager the dollar value of the Fund beneficially owned by the Portfolio Manager as of August 31, 2022:

Chris Lee	$10,001-50,000
Kent Newcomb	none
Michael Schueller	none
Jack Spudich	none

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
9/1/2021 to 9/30/2021	0	0.00	0	927,619
10/1/2021 to 10/31/21	0	0.00	0	927,619
11/1/2021to 11/30/2021	0	0.00	0	927,619
12/1/2021 to 12/31/2021	0	0.00	0	927,619
1/1/2022 to 1/31/2022	0	0.00	0	928,809
2/1/2022 to 2/28/2022	0	0.00	0	928,809
3/1/2022 to 3/31/2022	0	0.00	0	928,809
4/1/2022 to 4/30/2022	0	0.00	0	928,809
5/1/2022 to 5/31/2022	0	0.00	0	928,809
6/1/2022 to 6/30/2022	0	0.00	0	928,809
7/1/2022 to 7/31/2022	0	0.00	0	928,809
8/1/2022 to 8/31/2022	0	0.00	0	928,809

Total				928,809

On November 12, 2021, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 10% of its outstanding shares in open market transactions during the period beginning on January 1, 2022 and ending on December 31, 2022. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the

Fund and subject to applicable legal limitations.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Utilities and High Income Fund (the “Fund”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications pursuant to Section  302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002.

(c) Section  19(a) notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Utilities and High Income Fund

By:

/s/ Andrew Owen

Andrew Owen
President

Date: October 27, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Utilities and High Income Fund

By:

/s/ Andrew Owen

Andrew Owen
President

Date: October 27, 2022

By:

/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date: October 27, 2022